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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

American Apparel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2013

Dear Fellow Stockholder:

        We are pleased to invite you to the 2013 Annual Meeting of Stockholders of American Apparel, Inc., to be held on June 25, 2013, at 11:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036.

        The matters to be considered and voted upon at the Annual Meeting are described in the Notice of Annual Meeting of Stockholders and the Proxy Statement that accompany this letter.

        Under the rules of the Securities and Exchange Commission, we are providing access to our 2013 Annual Meeting materials, which include the accompanying Proxy Statement and our 2012 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about April 30, 2013, a "Notice of Internet Availability of Proxy Materials" to our stockholders. The Notice of Internet Availability of Proxy Materials (which is different than the Notice of Annual Meeting of Stockholders that accompanies this letter) will contain instructions on how to access and review the 2013 Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the 2013 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

        It is very important that your shares be represented and voted at the Annual Meeting. Please read the attached Proxy Statement and vote your shares as soon as possible.

        Thank you for your continued support of American Apparel.

Sincerely,
/s/ DOV CHARNEY Dov Charney Chairman of the Board

AMERICAN APPAREL, INC.
747 Warehouse Street
Los Angeles, California 90021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 25, 2013

Time and Date:	11:00 a.m., Eastern Time, on Tuesday, June 25, 2013
Place:	The offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036
Items of Business:

1. To elect Dov Charney and Marvin Igelman to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director's earlier death, resignation or removal.

2. To ratify the appointment of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2013.

3. To approve an amendment to the Charney Purchase Agreement to (i) extend the measurement periods under the Charney Anti-Dilution Provision by one year and (ii) reduce the number of consecutive trading days for the volume-weighted average price measurements under the Charney Anti-Dilution Provision from 60 to 30 days.

4. To approve the Amended and Restated 2011 Omnibus Stock Incentive Plan, which (i) increases the number of shares available under the plan from 10,000,000 to 17,500,000 and (ii) increases the maximum number of shares that may be awarded to any one participant in a given year from 1,500,000 to 3,000,000.

5. To consider and transact such other business as may properly come before the Annual Meeting.

        Board of Directors Recommendation:    The Board of Directors recommends that you vote "FOR" the election of each nominee for the Board of Directors and "FOR" Items 2, 3 and 4.

        Adjournments and Postponements:    Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

        Record Date:    You are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof only if you were a holder of record of shares of American Apparel, Inc. common stock as of the close of business on April 26, 2013. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

        Internet Access to Proxy Materials:    Under rules adopted by the Securities and Exchange Commission, we are providing access to our 2013 Annual Meeting materials, which include the accompanying Proxy Statement and our 2012 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about April 30, 2013, a "Notice of Internet Availability of Proxy Materials" (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the 2013 Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the 2013 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are beneficial owner.

        Voting:    Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and our 2012 Annual Report on Form 10-K and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled "Questions and Answers about the Proxy Materials and Annual Meeting" beginning on page 2 of the accompanying Proxy Statement.

        Admission:    Space limitations make it necessary to limit attendance at the Annual Meeting to stockholders and one guest. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices will not be permitted at the Annual Meeting.

        The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time.
Registration will begin at 10:30 a.m., Eastern Time.

Sincerely,
/s/ GLENN A. WEINMAN Glenn A. Weinman Executive Vice President, General Counsel and Secretary
Los Angeles, California April 30, 2013

AMERICAN APPAREL, INC.
747 Warehouse Street
Los Angeles, California 90021

PROXY STATEMENT
FOR 2013 ANNUAL MEETING OF STOCKHOLDERS
To be held on June 25, 2013

  QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
This proxy statement (this "Proxy Statement"), together with our Annual Report on Form 10-K for the year ended December 31, 2012 (our "Annual Report"), is being made available to stockholders commencing on or about April 30, 2013 in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of American Apparel, Inc. (the "Company" or "American Apparel") of proxies for use at the 2013 Annual Meeting of Stockholders and any adjournments or postponements thereof (the "Annual Meeting") to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, on Tuesday, June 25, 2013, at 11:00 a.m., Eastern Time, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

Q:    Will I be receiving printed copies of the 2013 Annual Meeting materials?

A:
You will not receive printed copies unless you request them by following the instructions in the "Notice of Internet Availability of Proxy Materials" (the "Notice") that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about April 30, 2013.

  Under rules adopted by the Securities and Exchange Commission (the "SEC"), we are providing access to our 2013 Annual Meeting materials, which include this Proxy Statement and our Annual Report, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the 2013 Annual Meeting materials and vote online. This electronic access process is designed to expedite stockholders' receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

  The Notice also will contain instructions on how you can request a printed copy of the 2013 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a printed copy in paper or via e-mail of the 2013 Annual Meeting materials and materials for future proxy solicitations. Your request to receive materials in paper or via e-mail will remain in effect until you terminate it.

Q:
I share an address with another stockholder, and we received only one copy of the Notice. How may I obtain a separate copy of the Notice?

A:
The Company has adopted a procedure called "householding," which the SEC has approved. Under this procedure, the Company may deliver a single copy of the Notice to stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company's printing costs, mailing costs and fees. All stockholders have the ability to access the 2013 Annual Meeting materials on the website referred to in the Notice. If you would like to receive a separate copy of the Notice, please submit your request to:

    American Apparel, Inc.
    Attn: Investor Relations
    747 Warehouse Street
    Los Angeles, California 90021
    (213) 488-0226

  Similarly, if you share an address with another stockholder and received multiple copies of the Notice, you may write or call us at the above address and phone number to make arrangements to receive a single copy of the Notice at the shared address in the future.

  In addition, if you share the same address with another stockholder and request a printed copy of the 2013 Annual Meeting materials, you may write or call us at the above address to request that a separate copy of the 2013 Annual Meeting materials be delivered to each stockholder at the shared address.

  Stockholders who hold shares in an account at a brokerage firm, bank or similar organization may contact their brokerage firm, bank or other similar organization to request information about householding.

Q:    What does it mean if I get more than one Notice?

A:
If your shares are registered differently and are in more than one account, you may receive more than one Notice. Please follow the instructions printed on each Notice that you receive and vote the shares represented by each Notice to ensure that all of your shares are voted. If you requested to receive a printed copy of the 2013 Annual Meeting materials, please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent at:

    Continental Stock Transfer & Trust Company
    17 Battery Place
    New York, NY 10004
    (212) 509-4000, extension 206
     continentalstock.com
    cstmail@continentalstock.com

Q:    How can I get electronic access to the 2013 Annual Meeting materials?

A:
The Notice will provide you with instructions regarding how to view the 2013 Annual Meeting materials on the Internet.

  This Proxy Statement and our Annual Report are also available without charge on the Company's website at investors.americanapparel.net and the SEC's website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

  The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the

  Company's annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:    How may I obtain a copy of the Company's 2012 Annual Report on Form 10-K?

  Our Annual Report will be made available over the Internet as set forth in the Notice. You may also request, without charge, a paper or e-mail copy of the Annual Report by following the instructions in the Notice. In addition, you may obtain, without charge, a copy of the Annual Report from the SEC's website at sec.gov or the Company's website at investors.americanapparel.net. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

Q:    What items will be voted on at the Annual Meeting?

A:
(1) The election of each of Messrs. Charney and Igelman to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director's earlier death, resignation or removal. This proposal is referred to as "Proposal 1."

  (2) The ratification of the appointment of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2013. This proposal is referred to as "Proposal 2."

  (3) The approval of an amendment to the Charney Purchase Agreement to (i) extend the measurement periods under the Charney Anti-Dilution Provision by one year and (ii) reduce the number of consecutive trading days for the volume-weighted average price measurements under the Charney Anti-Dilution Provision from 60 to 30 days. This proposal is referred to as "Proposal 3."

  (4) The approval of the Amended and Restated 2011 Omnibus Stock Incentive Plan, which (i) increases the number of shares available under the plan from 10,000,000 to 17,500,000 and (ii) increases the maximum number of shares that may be awarded to any one participant in a given year from 1,500,000 to 3,000,000. This proposal is referred to as "Proposal 4."

  (5) Such other business as may properly come before the Annual Meeting. This proposal is referred to as "Proposal 5."

  The stockholders of the Company have no dissenters' or appraisal rights in connection with any of the proposals to be voted on at the Annual Meeting.

Q:    How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote FOR the election of each of Messrs. Charney and Igelman to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director's earlier death, resignation or removal.

  The Board recommends a vote FOR the ratification of Marcum LLP as our independent auditors for the year ending December 31, 2013.

  The Board recommends a vote FOR the approval of the amendment to the Charney Purchase Agreement.

  The Board recommends a vote FOR the approval of the Amended and Restated 2011 Omnibus Stock Incentive Plan.

Q:    Who is entitled to vote?

A:
Only holders of record of common stock (the "Common Stock") of the Company as of the close of business on April 26, 2013 (the "Record Date") are entitled to vote at the Annual Meeting.

  If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares. See "What if my shares are held in an account at a brokerage firm, bank or similar organization?" below.

Q:    How many shares can I vote?

A:
As of the Record Date, 107,763,103 shares of Common Stock, the only outstanding voting securities of the Company, were issued and outstanding. Each record holder of Common Stock is entitled to one vote for each share held.

Q:    How do I vote?

A:
There are four ways to vote:

•
Voting in Person.  To vote in person, you must attend the Annual Meeting and follow the procedures for voting announced at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank or similar organization, you must present a signed proxy from that organization in order to be able to vote at the Annual Meeting.

•
Voting by Internet.  You may vote by proxy over the Internet by following the instructions provided in the Notice.

•
Voting by Telephone.  If you requested a printed copy of the 2013 Annual Meeting materials, you may vote by proxy by calling the toll free number found on the proxy card or voting instruction form, as applicable.

•
Voting by Mail.  If you requested a printed copy of the 2013 Annual Meeting materials, you may vote by proxy by mail by following the instructions on the proxy card or voting instruction form, as applicable.

Q:    Can I mark my votes on the Notice and send it back to the Company or my broker?

A:
No.    The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

Q:    Can I change my vote after I have voted?

A:
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again by proxy as described above (only your latest, properly completed proxy submitted, whether by mail, telephone or the Internet, prior to the Annual Meeting will be counted) or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked by delivering to the Company's Secretary at 747 Warehouse Street, Los Angeles, California 90021 a written notice of revocation prior to the Annual Meeting.

Q:
What if my shares are held in an account at a brokerage firm, bank or similar organization?

A:
If your shares are held in an account at a brokerage firm, bank or similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the record holder for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account, and that organization will provide you with instructions on how to do so. If you requested a printed copy of the 2013 Annual Meeting materials, you will receive a voting instruction form from your brokerage firm, bank or similar organization instead of a proxy card, and you should follow the instructions on the voting instruction form.

  If you do not provide the organization that holds your shares with specific voting instructions, under the rules of the NYSE MKT LLC (the "NYSE MKT") in effect as of the date of this Proxy Statement, that organization generally may vote on routine matters but cannot vote on non-routine matters. Non-routine matters include Proposals 1, 3 and 4. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of elections that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a "broker non-vote." A broker non-vote will have the effects described under "What is a quorum?" and "What is required to approve each proposal?" below.

Q:    What is a quorum?

A:
A quorum must have been established in order to consider any matter.

  For Proposal 1, directors are elected by a plurality of votes cast. Therefore, the two candidates for director receiving the most votes will become directors of the Company. Stockholders may not cumulate their votes. Any broker non-votes and any proxies marked "Withhold" with respect to the election of one or more directors will not count as "votes cast" with respect to the director or directors indicated and therefore will be disregarded for purposes of determining the outcome of this proposal.

  Proposal 2, the ratification of our independent auditors, requires the affirmative "for" vote of a majority of those shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Any abstentions with respect to this proposal will count as votes against this proposal.

  Proposal 3, the approval of an amendment to the Charney Purchase Agreement to (i) extend the measurement periods under the Charney Anti-Dilution Provision by one year and (ii) reduce the number of consecutive trading days for the volume-weighted average price measurements under the Charney Anti-Dilution Provision from 60 to 30 days, requires the affirmative "for" vote of a majority of those shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Any abstentions with respect to this proposal will count as votes against this proposal. Any broker non-votes with respect to this proposal will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this proposal.

  Proposal 4, the approval of the Amended and Restated 2011 Omnibus Stock Incentive Plan, which (i) increases the number of shares available under the plan from 10,000,000 to 17,500,000 and (ii) increases the maximum number of shares that may be awarded to any one participant in a given year from 1,500,000 to 3,000,000, requires the affirmative "for" vote of a majority of those shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Any abstentions with respect to this proposal will count as votes against this proposal. Any broker non-votes with respect to this proposal will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this proposal.

  Dov Charney, the beneficial owner of approximately 43% of the outstanding shares of Common Stock and voting power of the Company as of the Record Date, has informed the Company that he intends to vote in favor of the election of himself and Mr. Igelman to the Board of Directors and in favor of Proposals 2, 3 and 4. For more information on shares owned by Mr. Charney and other directors and executive officers of the Company, see "Beneficial Ownership of Shares" herein.

Q:    How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy or your authenticated Internet or telephone proxy will give authority to each of Dov Charney, our Chairman and Chief Executive Officer, John. J. Luttrell, our Executive Vice President and Chief Financial Officer, and Glenn A. Weinman, our Executive Vice President, General Counsel and Secretary, to vote on such matters at their discretion.

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings as follows:

  Stockholder Proposals:    For a stockholder proposal to be considered for inclusion in the Company's proxy statement for the 2014 Annual Meeting of Stockholders, the written proposal must be delivered to or mailed and received by the Secretary of the Company at our principal executive offices no later than December 28, 2013. If the date of the 2014 Annual Meeting of Stockholders is moved more than 30 days before or after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in our proxy statement instead will be a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

    American Apparel, Inc.
    Attn: Glenn A. Weinman, Secretary
    747 Warehouse Street
    Los Angeles, California 90021
    (213) 488-0226

  For a stockholder proposal that is not intended to be included in the Company's proxy statement for the 2014 Annual Meeting of Stockholders under Rule 14a-8 under the Exchange Act, written notice of the proposal, which notice must include the information required by the Company's bylaws (the "Bylaws"), must be received by the Company's Secretary:

  •
  Not earlier than the close of business on the 90th day prior to the 2014 Annual Meeting of Stockholders; and

  •
  Not later than the close of business on the 60th day prior to the 2014 Annual Meeting of Stockholders.

  If less than 70 days' notice or prior public disclosure of the date of the 2014 Annual Meeting of Stockholders is given or made to stockholders, then notice of a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8 under the Exchange Act must be received no later than the close of business on the tenth day following the date on which notice of the date of the 2014 Annual Meeting of Stockholders is mailed to the stockholders or the date on which public disclosure of the date of the 2014 Annual Meeting of Stockholders is made, whichever is first.

  Nomination of Director Candidates:    You may propose director candidates for consideration by the Board's Nominating and Corporate Governance Committee or you may nominate director candidates directly at an annual meeting in accordance with the procedures set forth in the Bylaws, as summarized under the caption "Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Nominees" herein.

  Copy of Bylaw Provisions:    You may contact the Company's Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:    How is the Company soliciting proxies for the Annual Meeting?

A:
This solicitation is made via the Internet on behalf of the Board of Directors. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, mail, facsimile or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to stockholders.

Q:    How can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in our Current Report on Form 8-K within four business days after the Annual Meeting.

Q:
How may I communicate with the Company's Board or the non-management directors on the Company's Board?

A:
You may communicate with the Board by submitting an e-mail to the Company's Board at bod@americanapparel.net. All directors have access to this e-mail address.

PROPOSAL 1: ELECTION OF CLASS C DIRECTORS

        Pursuant to the Company's certificate of incorporation, the Board of Directors is divided into three classes of directors serving staggered terms (Classes A, B and C). One class of directors is elected at each annual meeting of stockholders for a three-year term, and those directors will hold office until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Bylaws authorize a Board of Directors consisting of not less than one or more than nine directors. The Board of Directors currently consists of seven members: Messrs. Dov Charney, Alberto Chehebar, David Danziger, Robert Greene, Marvin Igelman, Allan Mayer and William Mauer. We currently have two vacancies on the Board of Directors—one Class B vacancy and one Class C vacancy—which we are required to reserve for designees of Lion (as defined below) as discussed herein under "Directors and Officers." Proxies may only be voted for the Class C Nominees and may not be voted for the election of directors to the Lion board designee vacancies.

        The terms of Messrs. Charney and Igelman will expire at the Annual Meeting. After careful consideration of the specific experience, qualifications, attributes and skills of each director and director nominee, the Board has nominated Dov Charney and Marvin Igelman (the "Class C Nominees") for reelection at the Annual Meeting. Mr. Igelman currently meets the criteria to qualify as an independent director according to SEC regulations and NYSE MKT listing standards.

        If elected, each of the Class C Nominees will serve for a term of three years and until his successor is duly elected and qualified at the 2016 Annual Meeting of Stockholders, or such director's earlier death, resignation or removal.

        Each of the Class C Nominees has consented to being named in this Proxy Statement and has agreed to serve as a member of the Board of Directors if elected. If any of the Class C Nominees is unable to serve, which is not anticipated, the persons named as proxies intend to vote for such other person or persons as the Board of Directors may designate in accordance with the Investment Agreement and the Investment Voting Agreement described below. In no event will the shares represented by the proxies be voted for more than two nominees at the Annual Meeting.

        The names and certain information concerning each of the Class C Nominees, including their experience, qualifications, attributes and skills, are set forth below, and the names and certain information regarding the continuing directors whose terms expire in 2014 and 2015 are set forth under the heading "Directors and Executive Officers" herein.

        Dov Charney has served as Chairman of the Board, Chief Executive Officer and a director of American Apparel since December 12, 2007, and served as President of American Apparel from December 2007 until October 2010. Prior thereto, Mr. Charney served as founder, director, chief executive officer and president of American Apparel's predecessor companies since their formation in Columbia, South Carolina, in 1989. Mr. Charney is a graduate of Choate Rosemary Hall and attended Tufts University. Having founded Old American Apparel (as defined under "Corporate Governance and Board Matters" below) and its predecessor companies and having served as the Chairman and Chief Executive Officer of the Company since 2007 and as President of the Company from 2007 until October 2010, Mr. Charney provides our Board with an informed perspective on the Company and the apparel industry.

        Pursuant to the 2009 Investment Voting Agreement (described under "Certain Relationships and Related Transactions" herein), for so long as Lion has the right to designate any person or persons to the Board of Directors, Lion has agreed to vote its shares of Common Stock in favor of Mr. Charney each time Mr. Charney is nominated for election to the Board of Directors, provided that Lion's obligation to so vote terminates under certain circumstances as described under "Certain Relationships and Related Transactions" herein.

        Marvin Igelman was elected a director of American Apparel by the Board of Directors on June 24, 2011, and his election as a director became effective on July 1, 2011. Mr. Igelman served as a director and the Chief Strategy Officer of Poynt Corporation, a Canadian company that offers mobile location-based search services, from February 2010 to June 2011. Poynt Corporation filed for bankruptcy under Canadian law on July 5, 2012, and a receiver was appointed over that company on November 1, 2012. From May 2006 to February 2010, Mr. Igelman served as the Chief Executive Officer of Unomobi Incorporated, a mobile advertising and messaging platform he founded, which was acquired by Poynt Corporation in February 2010. From 2002 to 2006, Mr. Igelman served as a business development consultant for numerous technology companies, and established a number of other ventures, including founding Unomobi Incorporated. Mr. Igelman is a graduate of Toronto's Osgoode Hall Law School.

        The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Igelman's leadership experience attained at multiple companies and his experience in business development, combined with the leadership skills and experiences of our other Board members, provides the Company with the perspectives and judgment necessary to guide the Company's strategy and monitor its execution.

  Vote Required

        The Class C Nominees will be elected by a plurality of the votes cast at the Annual Meeting.

        Dov Charney, the beneficial owner of approximately 43% of the outstanding shares of Common Stock and voting power of the Company as of the Record Date, has informed the Company that he intends to vote in favor of the election of himself and Mr. Igelman to the Board of Directors. For more information on shares owned by Mr. Charney and other directors and executive officers of the Company, see "Beneficial Ownership of Shares" herein.

        Pursuant to the 2009 Investment Voting Agreement (described under "Certain Relationships and Related Transactions" herein), for so long as Lion has the right to designate any person or persons to the Board of Directors, Lion has agreed to vote its shares of Common Stock in favor of Mr. Charney each time Mr. Charney is nominated for election to the Board of Directors, provided that Lion's obligation to so vote terminates under certain circumstances as described under "Certain Relationships and Related Transactions" herein.

        Any broker non-votes and any proxies marked "Withhold" with respect to the election of one or more directors will not count as "votes cast" with respect to the director or directors indicated and therefore will be disregarded for purposes of determining the outcome of the election of the Class C Nominees.

The Board of Directors unanimously recommends a vote FOR each of the Class C Nominees.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has selected the firm of Marcum LLP ("Marcum") to act as the Company's independent auditors for the fiscal year ending December 31, 2013, and recommends that the stockholders vote in favor of such appointment. Marcum has served as the Company's independent auditors since 2010.

        Although stockholder ratification of the selection of Marcum as the Company's independent auditors is not required by the Company's Bylaws or otherwise, the Board of Directors believes it appropriate as a matter of policy to request that stockholders ratify the selection of the Company's independent registered public accounting firm, and the stockholders ratified the selection of Marcum in previous years. In the event the stockholders do not ratify the appointment of Marcum, the Audit Committee will reconsider its appointment. In addition, even if the stockholders ratify the appointment of Marcum, the Audit Committee may in its discretion appoint a different independent public accounting firm at any time if the Audit Committee determines that a change is in the best interests of the Company and its stockholders. Representatives of Marcum are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire.

  Vote Required

        The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of Marcum as our independent auditors for the fiscal year ending December 31, 2013. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR this Proposal 2.

        Dov Charney, the beneficial owner of approximately 43% of the outstanding shares of Common Stock and voting power of the Company as of the Record Date, has informed the Company that he intends to vote in favor of this Proposal 2. For more information on shares owned by Mr. Charney and other directors and executive officers of the Company, see "Beneficial Ownership of Shares" herein.

        Any abstentions with respect to this Proposal 2 will count as votes AGAINST this Proposal 2. Any broker non-votes with respect to this Proposal 2 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 2.

        The Board of Directors unanimously recommends a vote FOR this Proposal 2.

 RELATIONSHIP WITH INDEPENDENT AUDITORS

Principal Accounting Firm Fees

        Aggregate fees billed to us for the fiscal years ended December 31, 2012 and 2011 by the Company's current and former independent auditors are as follows.

(in thousands)	2012	2011
Marcum LLP
Audit fees(1)	$1,766	$2,356
Audit-related fees(2)	—	28
Tax fees(3)	—	—
All other fees(4)	—	—

	$1,766	$2,384

(1)
"Audit fees" consist of fees for professional services rendered by the principal accountant for the audit of the Company's annual financial statements included in Form 10-Ks, the review of financial statements included in Form 10-Qs and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
"Audit-related fees" consist of fees for assurance and related activities by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as audit fees.

(3)
"Tax fees" consist of fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(4)
"All other fees" consist of fees for any products and services provided by the principal accountant not included in the first three categories.

        In accordance with Section 10A(i) of the Exchange Act, before the Company engages its independent accountant to render audit or non-audit services, the engagement is approved by the Company's Audit Committee. All of the Company's independent auditor's fees were pre-approved by the Audit Committee in 2012. The Audit Committee utilizes a policy pursuant to which the audit, audit-related, and permissible non-audit services to be performed by the independent auditor are pre-approved prior to the engagement to perform such services. Pre-approval is generally provided annually, and any pre-approval is detailed as to the particular service or category of services and is generally limited by a maximum fee amount. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee considered whether the provision of non-audit services provided by Marcum as described above was compatible with maintaining such accountant's independence, and believes that the provision of these services is consistent with maintaining such accountant's independence.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the Company's system of internal control over financial reporting and the qualifications, independence and performance of the Company's internal audit function and independent auditor. Management is responsible for the financial reporting process, including the Company's system of internal control over financial reporting, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditor is responsible for performing an independent audit of the Company's financial statements and expressing an opinion as to the conformity of the Company's audited financial statements with generally accepted accounting principles.

        The Audit Committee reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2012. In addition, the Audit Committee discussed with Marcum the matters with respect to the audit of such financial statements required to be discussed by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T, pertaining to communications with audit committees. The Audit Committee also received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum's communications with the Audit Committee concerning independence and discussed with Marcum its independence.

        The Audit Committee met with Marcum, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations, if any, of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting, in each case for fiscal year 2012.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

By the Audit Committee,
David Danziger, Chairman Marvin Igelman William Mauer

PROPOSAL 3: CHARNEY PURCHASE AGREEMENT AMENDMENT

Description of Charney Purchase Agreement and Charney Anti-Dilution Provision

        In connection with the purchase agreement entered into on April 26, 2011 (as discussed under "Certain Relationships and Related Transactions" and referred to herein as the "Investor Purchase Agreement"), the Company also entered into a purchase agreement, dated as of April 27, 2011, with Mr. Charney (the "Charney Purchase Agreement"), pursuant to which, among other things, Mr. Charney received certain anti-dilution rights (the "Charney Anti-Dilution Provision").

        The Charney Anti-Dilution Provision provided Mr. Charney a right to receive from the Company, subject to the satisfaction of certain average volume weighted closing price targets, and other terms and conditions set forth in the Charney Purchase Agreement, up to 37,979,972 shares of Common Stock comprised of (i) up to approximately 12,659,994 shares of Common Stock as anti-dilution protection with respect to the issuance to the purchasers of certain shares under the Investor Purchase Agreement, and (ii) in proportion to the exercise by the purchasers of their purchase rights under the Investor Purchase Agreement, an additional up to approximately 25,300,000 shares of Common Stock as anti-dilution protection. As a result of the July 2011 exercise of purchase rights under the Investor Purchase Agreement for the purchase of a total of 8,406,163 shares of common stock, Mr. Charney has the right to receive 7,755,806 shares out of the 25,319,988 shares of common stock, subject to certain conditions. On October 23, 2011, the remaining Investor Purchase Rights, and therefore Mr. Charney's anti-dilution rights with respect to the remaining 17,500,000 shares of Common Stock issuable as anti-dilution protection in proportion thereto also expired without Mr. Charney having the right to such shares. Accordingly, Mr. Charney has the right to receive a total of 20,415,800 shares of Common Stock pursuant to the Charney Anti-Dilution Provision, issuable in three equal installments, one per each measurement period set forth below, subject to meeting the applicable VWAP closing price for 60 consecutive trading days, calculated as set forth in the Charney Purchase Agreement as follows: (i) for the measurement period from April 16, 2012 to and including April 15, 2013, if the VWAP of the Common Stock during a period of 60 consecutive trading days exceeds $3.25 per share; (ii) for the measurement period from but not including April 16, 2013 to and including April 15, 2014, if the VWAP of the Common Stock during a period of 60 consecutive trading days exceeds $4.25 per share; and (iii) for the measurement period from but not including April 16, 2014 to and including April 15, 2015, the VWAP of the Common Stock during a period of 60 consecutive trading days exceeds $5.25 per share.

        The foregoing description of the Investor Purchase Agreement and the Charney Purchase Agreement is qualified in its entirety by reference to the descriptions contained in the Current Reports on Forms 8-K filed by the Company with the SEC on March 28, 2011 and April 28, 2011 and the documents filed as exhibits to such Current Reports.

Description of Amendment to Charney Purchase Agreement and Charney Anti-Dilution Provision

        An amendment to the Charney Purchase Agreement (the "Charney Purchase Agreement Amendment") was entered into on October 16, 2012 by Mr. Charney and the Company for the purpose of further incentivizing Mr. Charney in his continued service to the Company, which, subject to stockholder approval, (i) extends by one year the measurement periods under the Charney Anti-Dilution Provision and (ii) reduces the length of the corresponding stock price target periods from 60 days to 30 days. The amendment gives effect to the extensions of the measurement periods on a retroactive basis if stockholder approval is received so that Mr. Charney has the right to receive shares as described above under the following circumstances: (i) for the first measurement period from April 16, 2012 to and including April 15, 2014, if the VWAP of the Common Stock during a period of 30 consecutive trading days exceeds $3.25 per share; (ii) for the measurement period from but not including April 16, 2014 to and including April 15, 2015, if the VWAP of the Common Stock during a period of 30 consecutive trading days exceeds $4.25 per share; and (iii) for the measurement period from but not including April 16, 2015 to and including April 15, 2016, the VWAP of the Common Stock during a period of 30 consecutive trading days exceeds $5.25 per share. As of the date of this proxy statement, Mr. Charney is not entitled to any shares pursuant to the Charney Anti-Dilution Provision, as amended.

        The foregoing description of the Charney Purchase Agreement and Charney Purchase Agreement Amendment is qualified in its entirety by reference to the descriptions contained in the Current Reports on Forms 8-K filed by the Company with the SEC on March 28, 2011, April 28, 2011 and October 22, 2012, and the documents filed as exhibits to such Current Reports.

Stockholder Approval

        The NYSE MKT Company Guide requires stockholder approval for the sale, issuance, or potential issuance by an issuer, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the presently outstanding stock for a price that is less than the greater of book or market value of the stock, as well as for any such issuance to a company's officers, directors, employees, or consultants, or an affiliated entity of such a person, in a private placement at a price less than the market value of the stock. The Company is subject to NYSE MKT rules because its Common Stock is listed on NYSE MKT.

        The Charney Anti-Dilution Provision was previously approved by the Company's stockholders in accordance with the NYSE MKT rules. Similarly, the Company is submitting the Charney Purchase Agreement Amendment for stockholder approval.

        Pursuant to the terms of the Charney Purchase Agreement Amendment, if the approval of stockholders is not obtained for this Proposal, the Charney Purchase Agreement Amendment will have no effect upon the terms or continued effectiveness of the Charney Purchase Agreement, and the Charney Purchase Agreement will remain in effect in its current form.

Effect of Approval of this Proposal on Current Stockholders

        If the Charney Purchase Agreement Amendment is approved, the terms of the Charney Anti-Dilution Provision under the Charney Purchase Agreement would remain in effect for an additional year at the same prices as would otherwise have expired sooner and the likelihood of the VWAP targets being satisfied would be increased due to the shorter number of consecutive trading days required to satisfy the VWAP targets.

Vote Required

        The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required to approve the Charney Purchase Agreement Amendment.

        Dov Charney, the beneficial owner of approximately 43% of the outstanding shares of Common Stock and voting power of the Company as of the Record Date, has informed the Company that he intends to vote in favor of this Proposal 3. For more information on shares owned by Mr. Charney and other directors and executive officers of the Company, see "Beneficial Ownership of Shares" herein.

        Any abstentions with respect to this Proposal 3 will count as votes AGAINST this Proposal 3. Any broker non-votes with respect to this Proposal 3 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 3.

The Board of Directors unanimously recommends a vote FOR this Proposal 3.

PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED
AMERICAN APPAREL, INC. 2011 OMNIBUS STOCK INCENTIVE PLAN

Background

        The Company historically has used equity-based compensation in order to provide long-term incentives to its employees, directors, independent contractors and consultants, in order to motivate such persons to faithfully and diligently perform their responsibilities, and to attract and retain competent and dedicated persons whose efforts will result in the long term growth and profitability of the Company.

        On March 30, 2011, the Board adopted the American Apparel, Inc. 2011 Omnibus Stock Incentive Plan and the stockholders of the Company approved its adoption at the Company's 2011 Annual meeting. On March 21, 2013, the Board adopted, subject to approval by the Company's shareholders, the 2011 Omnibus Stock Incentive Plan, as Amended and Restated as of June 25, 2013 (referred to hereinafter as the "2011 Plan"). This amendment and restatement increases the maximum aggregate number of shares reserved for the 2011 Plan from 10,000,000 to 17,500,000 and increases the maximum aggregate number of shares awardable to any one participant in a given year from 1,500,000 to 3,000,000.

        We believe that equity ownership provides an important link between the interests of long-term shareholders and our executives, managers and employees by rewarding the creation of long-term shareholder value. To meet this objective, equity awards are a key component of our compensation program. The purpose of this amendment and restatement is to assist in effectuating the Company's increasing emphasis on performance-based compensation by providing a sufficient number of shares for equity-related grants (including grants subject to performance hurdles) to plan participants.

        In adopting the amendments to the 2011 Plan, the Board considered the following factors:

  •
  In 2010 one-time equity awards were granted to a broad group of management employees. These were the first such awards granted since our public offering in 2008, and substantially depleted the pool available for future grants;

  •
  An analysis of the Company's overall equity plan dilution and annual share utilization ("burn rate") relative to its Peer Group. The results of the analysis indicated that the Company was roughly at the median of the Peer Group in terms of overall plan dilution (shares available and outstanding grants) and annual burn rate for the most recent year.

  •
  In 2012 we entered into a new employment agreement with Mr. Charney that provides for annual grants of performance-based equity, i.e. shares that are granted contingent on achievement of certain performance goals. Prior to 2012, Mr. Charney had not received any equity grants under the 2011 Plan, and had not received equity grants since our public offering in 2008. The Board intends that the awards to Mr. Charney qualify as performance-based compensation under Internal Revenue Code Section 162(m) ("IRC Section 162(m)").

If the number of shares available and the limitations under the 2011 Plan are not amended, the existing 2011 Omnibus Stock Incentive Plan will remain in place, but our ability to continue to use equity-based awards, including performance-based awards under IRC Section 162(m), as a key component of executive compensation will be somewhat restricted.

        The following is a summary of the material provisions of the 2011 Plan as it will exist if approved by stockholders and is qualified in its entirety by reference to the complete text of the 2011 Plan, a copy of which is attached to this proxy statement as Annex A.

Stock Subject to the 2011 Plan

        The Company will reserve a maximum of 17,500,000 shares for the 2011 Plan. To the extent that (x) a stock option or stock appreciation right expires or is otherwise terminated without being exercised, (y) any shares subject to any award of restricted stock, deferred stock, performance stock or other stock based award are forfeited, or (z) an award issued under the Company's 2007 Performance Equity Plan (the "2007 Plan"), expires, or is cancelled, forfeited or terminated, such shares will again be available for issuance in connection with future awards granted under the 2011 Plan.

        To the extent required to comply with the requirements of Section 162(m) of the Code, the aggregate number of shares subject to awards (other than cash-based awards) awarded to any one participant during any calendar year may not exceed 3,000,000 shares. All shares reserved for issuance under the 2011 Plan may be made subject to awards of incentive stock options.

        In the event of any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, an equitable substitution or proportionate adjustment will be made in the aggregate number of shares reserved for issuance under the 2011 Plan and the maximum number of shares that may be subject to awards; the kind, number and exercise price subject to outstanding options and stock appreciation rights; and the kind, number and purchase price of shares subject to outstanding restricted stock, deferred stock, performance stock or other stock-based awards granted, in each case as may be determined by the administrator of the 2011 Plan, in its sole discretion.

Administration

        The 2011 Plan, as amended, will be administered by the Board of Directors of the Company or by a compensation committee ("Committee") composed of two or more members of the Board of Directors, all of whom will be "non-employee directors" within the meaning of Rule 16b-3(b)(3) of the Exchange Act, and "outside directors" within the meaning of Section 162(m) of the Code (the "administrator"). In connection with the administration of the 2011 Plan, the administrator will have full and final authority and discretion as follows:

  •
  to select the employees and other persons who will be granted awards;

  •
  to determine the type of award to be granted;

  •
  to determine the number of shares covered by each award;

  •
  to determine the terms and conditions of each award and award agreement;

  •
  subject to section 409A of the Code, to permit a participant to defer receipt of all of part of the cash or shares payable under an award;

  •
  to determine fair market value;

  •
  to determine the duration and purpose of leaves of absence which may be granted to a participant without constituting termination of employment for purposes of the 2011 Plan; and

  •
  to interpret the 2011 Plan and make all determinations necessary or advisable for the administration of the 2011 Plan.

Eligibility

        All of the Company's employees, officers, directors and consultants are eligible to receive incentive awards under the 2011 Plan if selected by the Board of Directors or the Committee.

Types of Awards

        The 2011 Plan permits the administrator to grant the following types of awards.

        Stock Options.    Stock options granted under the 2011 Plan may be incentive stock options intended to qualify under the provisions of Code Section 422 ("ISOs") or nonqualified stock options ("NSOs") which do not so qualify. Subject to the 2011 Plan, the administrator determines the number of shares to be covered by each stock option and the conditions and limitations applicable to the exercise of the stock option. The administrator determines the exercise price of Common Stock that is subject to a stock option on the date the stock option is granted. The exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of stock options will determined by the administrator, but may not exceed ten years from the date of grant, provided that the term of an ISO granted to a ten percent holder may not exceed five years from the date of grant. ISOs may only be granted to employees.

        Stock Appreciation Rights.    Stock appreciation rights ("SARs") granted under the 2011 Plan may either be alone or in conjunction with all or part of any option under the 2011 Plan. An SAR granted under the 2011 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over per share grant price. Subject to the 2011 Plan, the administrator determines the number of shares to be covered by each SAR, the grant price thereof and the conditions and limitations applicable to the exercise thereof. The grant price may not be less than the fair market value of the Common Stock on the date of grant.

        Restricted Stock.    Restricted shares of Common Stock may be granted under the 2011 Plan, subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition, as the administrator may determine to be appropriate at the time of making the award. In addition, the administrator may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the recipient, be delivered to and held by us until such restrictions lapse. The recipient will generally have the rights of a stockholder of Company with respect to the grant of restricted stock.

        Deferred Stock.    The right to receive shares of Common Stock upon expiration of the restricted period may be granted under the 2011 Plan, subject to such terms and conditions as the administrator may determine to be appropriate at the time of making the award. A recipient of deferred stock generally will not have the rights of a stockholder; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the restricted period may be paid to the recipient at the same time as dividends are paid to Company stockholders generally.

        Performance Stock.    Shares of Common Stock that are subject to restrictions that lapse upon the attainment of specified performance objectives may be granted under the 2011 Plan, subject to such terms and conditions as the administrator may determine to be appropriate at the time of making the award. The performance goal(s) to which performance stock relates may be based on one or more of the following business criteria: earnings (including, without limitation, gross margin, earnings before taxes (EBT), earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), net earnings, earnings per share, net sales or return on sales, total stockholder return, net revenue per employee, revenue growth, net income (before or after taxes), operating income, return on operating revenue, operating profit, return on capital, return on equity, return on assets or net assets, return on investment, cash flow, working capital, number of stores, comparable-store sales growth, earnings growth, gross revenue or revenue by pre-defined business segment, stock price (absolute or peer-group comparative), ratio of operating expenses to operating revenues, market share, overhead or other expense reduction, inventory targets, growth in stockholder value relative to various indices, including, without limitation, the S&P 500 Index or the Russell 2000 Index, implementation of Company policy, development of long-term business goals or strategic plans for the Company, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures, affiliates or joint ventures or the exercise of specific areas of management responsibility. Such performance goals may relate to the performance of the Company, a business unit, product line, or any combination thereof. Performance goals may also include such objective or subjective personal performance goals as the Committee may, from time to time, establish. The Committee (or its designee, as applicable) shall have the sole discretion to determine whether, or to what extent, performance goals are achieved. Each of the performance goals will be determined in accordance with generally accepted accounting principles, as applicable; provided that the Committee will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or to take into account other extraordinary items and events, except to the extent that doing so would cause an award intended to be exempt from Section 162(m) of the Code to fail to be exempt.

        Other Stock or Cash-Based Awards.    The administrator is authorized to grant other stock-based awards or other cash-based awards, as deemed by the administrator to be consistent with the purposes of the 2011 Plan. With respect to other cash-based awards intended to qualify as performance based compensation under Section 162(m) of the Code, the maximum value of the aggregate payment that any participant may receive with respect to any such other cash-based award that is an annual incentive award is $4,000,000.

Transferability

        Awards are not transferable other than upon the death of a participant, by will or by the laws of descent and distribution. Restricted stock awards are not transferable during the restriction period.

Termination of Employment/Relationship

        Awards granted under the 2011 Plan that have not vested will generally terminate immediately upon the participant's termination of employment or service with the Company or any of its subsidiaries for any reason.

Amendment of the 2011 Plan

        The Board of Directors may amend alter or terminate the 2011 Plan, but no amendment, alteration, or termination may be made that would impair the rights of a participant under any award without such participant's consent. Additionally no such amendment may be made without the approval of Company stockholders that would, (i) increase the total number of shares, (ii) materially increase benefits provided under the 2011 Plan, (iii) materially alter the eligibility provisions of the 2011 Plan, or (iv) extend the maximum option term. Unless the Board of Directors determines otherwise, stockholder approval will be obtained for any amendment that would require such approval in order to satisfy the requirements of Sections 162(m) or 422 of the Code or Rule 16b-3, any rules of the stock exchange on which the Common Stock is traded or other applicable law.

        On the Record Date, the closing price of the Common Stock on the NYSE MKT was $1.89 per share.

Non-Competition

        If a participant's employment with the Company or a subsidiary is terminated for any reason whatsoever, and within 12 months after the date of such termination, the participant either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its subsidiaries, (ii) solicits any customers or employees of the Company or any subsidiary to do business with or render services to the participant or any business with which the participant becomes affiliated or to which the participant renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any subsidiary in violation of the Company's policies or any agreement between the participant and the Company or any Subsidiary, the Committee may require such participant to return to the Company the economic value of any shares of Common Stock that was realized or obtained by such participant at any time during the period beginning on the date that is six months prior to the date such participant's employment with the Company is terminated.

        The Committee may, if a participant's employment with the Company or any subsidiary is terminated for cause, annul any award granted to such participant and may require such participant to return to the Company the economic value of any shares of Common Stock that was realized or obtained by such participant at any time during the period beginning on that date that is six months prior to the date such participant's employment with the Company is terminated.

Tax Treatment

        The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under the 2011 Plan.

        Incentive Stock Options.    An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee's individual circumstances. If the optionee does not dispose of the Company's shares acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option and within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the shares, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. Company generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

        If any shares of Common Stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

        Non-Qualified Options.    An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. Company will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short-or long-term depending on the length of time the stock was held by the optionee before sale.

        Stock Appreciation Rights.    A participant realizes no taxable income and the Company is not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A participant's tax basis in the shares received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

        Restricted Stock.    A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

        A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. The Company will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

        Other Types of Awards.    With respect to other awards under the 2011 Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.

        Section 162(m) of the Code.    Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers (other than the chief financial officer). However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the 2011 Plan should not be limited by Section 162(m) of the Code. Further, the Company believes that compensation income generated in connection with performance stock granted under the 2011 Plan should not be limited by Section 162(m) of the Code. The 2011 Plan has been designed to provide flexibility with respect to whether restricted stock awards or other awards will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the 2011 Plan, then the Company believes that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award. Stockholder approval of the 2011 Plan will constitute approval of the performance goals set forth in the 2011 Plan for purposes of Section 162(m) of the Code.

        Certain Awards Deferring or Accelerating the Receipt of Compensation.    Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans." If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Deferred stock awards and certain other awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is Company's intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

New Plan Benefits

        Since the Committee has the discretion to determine the number and types of awards under the 2011 Plan and has not generally not yet made a determination with respect to the Company's executive officers and directors, the benefits to be received by such individuals under the 2011 Plan cannot be determined at this time, with the exception of one grant as set forth below. The Company estimates that there are approximately 10,000 employees, 6 directors and no independent contractors or consultants who are potential participants in the 2011 Plan.

New Plan Benefits

        2011 Omnibus Stock Incentive Plan, as Amended and Restated as of June 25, 2013

Name and Position	Dollar Value ($)		Number of Units
Dov Charney, Chief Executive Officer	$4,725,000	(1)	2,500,000	(2)
John Luttrell, EVP, CFO	0		0
Glenn Weinman, EVP, General Counsel and Secretary	0		0
Adrian Taylor, VP, Controller	0		0
Martin Bailey, Chief Manufacturing Officer	0		0
Executive Group: 2,500,000 shares
Non-Executive Director Group: None
Non-Executive Officer Employee Group: None

(1)
Based on the closing price of the Common Stock on the NYSE MKT on the Record Date.

(2)
Represents the portion of the 7,500,000 shares described in Footnote 3 to the Summary Compensation Table which are known as of the date of this proxy to be earned. If the 2011 Plan is not approved, a lesser number of shares may be granted to Mr. Charney under the existing 2011 Omnibus Stock Incentive Plan in addition to a cash payment, as provided under the terms of Mr. Charney's employment agreement.

Vote Required

        The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 4 is required to approve the Amended and Restated 2011 Omnibus Stock Incentive Plan.

        Dov Charney, the beneficial owner of approximately 43% of the outstanding shares of Common Stock and voting power of the Company as of the Record Date, has informed the Company that he intends to vote in favor of this Proposal 4. For more information on shares owned by Mr. Charney and other directors and executive officers of the Company, see "Beneficial Ownership of Shares" herein.

        Any abstentions with respect to this Proposal 4 will count as votes AGAINST this Proposal 4. Any broker non-votes with respect to this Proposal 4 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 4.

        The Board of Directors unanimously recommends a vote FOR this Proposal 4.

DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company and their ages and positions with the Company as of the Record Date are as follows:

Name	Age	Position
Dov Charney(1)	44	Director, Chairman of the Board and Chief Executive Officer
John J. Luttrell	58	Executive Vice President and Chief Financial Officer
Martin Bailey	53	Chief Manufacturing Officer
Adrian Taylor	39	Vice President, Corporate Controller
Glenn A. Weinman	57	Executive Vice President, General Counsel and Secretary
Alberto Chehebar	44	Director
Allan Mayer	63	Director
David Danziger	56	Director
Marvin Igelman	50	Director
Robert Greene	53	Director
William Mauer	71	Director

(1)
In connection with the financing transaction with Lion Capital (Americas) Inc. (described under "Certain Relationships and Related Transactions" herein), Mr. Charney and Lion/Hollywood LLC (as successor by assignment to Lion Capital (Guernsey) II Limited, "Lion") entered into a voting agreement, dated as of March 13, 2009 (the "Investment Voting Agreement"). Pursuant to the Investment Voting Agreement, for so long as Lion has the right to designate any person or persons to the Board of Directors, Lion has agreed to vote its shares of Common Stock in favor of Mr. Charney each time Mr. Charney is nominated for election to the Board of Directors, provided that Lion's obligation to so vote terminates under certain circumstances as described under "Certain Relationships and Related Transactions" herein.

Director Nominees

        The names and certain information concerning each of the Class C Nominees' experience, qualifications, attributes and skills are set forth under "Proposal 1" above.

Director Vacancies

        There are currently two vacancies on the Company's Board of Directors: one Class B director vacancy and one Class C director vacancy.

        Pursuant to the Investment Agreement (described under "Certain Relationships and Related Transactions"), Lion currently has the right to designate two persons to the Board of Directors ("Investor Directors") and a board observer ("Board Observer"). On March 30, 2011, Lyndon Lea and Neil Richardson, Lion's designated Investor Directors, resigned as members of the Board and Jacob Capps resigned as Board Observer to allow Lion flexibility in evaluating its options to optimize its investment in the Company. Lion has indicated that it will retain its ability to re-designate Investor Directors to the Board at the appropriate time in the future, pursuant to its designation rights under the Investment Agreement.

        Lion's rights to designate Investor Directors and a Board Observer are subject to maintaining certain minimum ownership thresholds of shares of Common Stock issuable under the Lion Warrants. See "Director Vacancies" below. Also, pursuant to the 2009 Investment Voting Agreement (described under "Certain Relationships and Related Transactions" herein), for so long as Lion has the right to designate any person or persons to the Board of Directors, Mr. Charney has agreed to vote his shares of Common Stock in favor of Lion's designees, provided that Mr. Charney's obligation to so vote terminates under certain circumstances as described under "Certain Relationships and Related Transactions" herein.

Directors Continuing in Office

        The names and certain information regarding each continuing director's experience, qualifications, attributes and skills are set forth below.

Class A Directors (Terms Expire at the 2014 Annual Meeting of Stockholders)

        Robert Greene became a director of American Apparel upon consummation of the Acquisition (as defined below) on December 12, 2007. Mr. Greene is a bestselling author known for his books on business strategy. Since 2003, Mr. Greene has worked as a private consultant to several executives in businesses ranging from financial management to artists' agencies and film producers. He has written four books: The 48 Laws of Power (1998, over 900,000 copies sold in the U.S., and translated into 21 languages); The Art of Seduction (2001); The 33 Strategies of War (2006) and The 50th Law (2009). He has worked in New York City as an editor and writer for several magazines, including Esquire, and in Hollywood as a story developer and writer. He has previously resided in London, England; Paris, France; and Barcelona, Spain; he speaks several languages and has worked as a translator. Mr. Greene attended the University of California, Berkeley and the University of Wisconsin-Madison, where he received a B.A. in classical studies. The Nominating and Corporate Governance Committee and the Board of Directors believes that Mr. Greene's experience as a consultant and his research on business strategy, combined with the leadership skills and experiences of our other Board members, provides the Company with the perspectives and judgment necessary to guide the Company's strategy and monitor execution.

        Allan Mayer became a director of American Apparel upon consummation of the Acquisition on December 12, 2007. Since October 2006, he has been a principal partner, member of the management committee, and head of the Strategic Communications Division of 42West LLC, a leading public relations firm. Previously, from 1997 until October 2006, Mr. Mayer was managing director and head of the entertainment practice at the nationally-known crisis communications firm Sitrick and Company. Mr. Mayer began his professional life as a journalist, working as a staff reporter for The Wall Street Journal; a writer, foreign correspondent and senior editor for Newsweek , and the founding editor (and later publisher) of Buzz magazine. He also served as editorial director of Arbor House Publishing Co. and senior editor of Simon & Schuster. Mr. Mayer has authored two books-Madam Prime Minister: Margaret Thatcher and Her Rise to Power (Newsweek Books, 1980) and Gaston's War (Presidio Press, 1987)-and is co-author, with Michael S. Sitrick, of Spin: How To Turn The Power of the Press to Your Advantage (Regnery, 1998). In addition, he has written for a wide variety of national publications, ranging from The New York Times Magazine to Vogue. Mr. Mayer is a recipient of numerous professional honors, including the National Magazine Award, the Overseas Press Club Citation of Excellence, and six William Allen White Awards. Mr. Mayer serves on the board of directors of Film Independent and has lectured on crisis management and communications at UCLA's Anderson School of Business and USC's Annenberg School of Communication. Mr. Mayer received his B.A. from Cornell University. The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Mayer's experience as member of management of a leading public relations firm and in a leadership position as managing director of a nationally known crisis communications firm, combined with the leadership skills and experiences of our other Board members, provides the Company with the perspectives and judgment necessary to guide the Company's strategy and monitor its execution.

        David Danziger was elected a director of American Apparel by the Board of Directors on June 24, 2011. Mr. Danziger is a chartered accountant and a senior partner at MSCM LLP, Chartered Accountants, a full service audit and accounting firm located in Toronto. His practice involves the audit of public companies listed on all stock exchanges in North America. Mr. Danziger has over 25 years' experience in audit, accounting and management consulting. He is currently a Director for Eurotin Inc., Carpathian Gold Inc. and Renforth Resources Inc. Mr. Danziger is a member of an advisory committee to the Ontario Securities Commission on small to medium sized companies. Mr. Danziger graduated with a B.Comm. from the University of Toronto. The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Danziger's experience in the accounting and management consulting industries and his experience as a director of multiple companies, combined with the leadership skills and experiences of our other Board members, provides the Company with the perspectives and judgment necessary to guide the Company's strategy and monitor its execution.

Class B Directors (Terms Expire at the 2015 Annual Meeting of Stockholders)

        Alberto Chehebar became a director of American Apparel on February 17, 2012 and currently serves as a member of the Nominating and Corporate Governance Committee of the Board. Mr. Chehebar is a founder of Stilotex S.A., a Colombia-based wholesale distributor of textiles, toys, home appliances, baby clothing and baby products, where he has served as a director since 1992. Additionally, since 2006, Mr. Chehebar has served as a partner and a director of Pepe Ganga, a Colombia-based retail chain that sells toys, clothing, and household, beauty, entertainment and sports products. Mr. Chehebar has also served as a partner and a director of Blu Logistics, a Colombia-based shipping and logistics company, since 2008. Mr. Chehebar is a graduate of Manhattanville College, where he received a Bachelor of Arts with a concentration in Sociology. The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Chehebar's qualifications and considerable experience in the apparel industry at both the retail and wholesale level, combined with the leadership skills and experiences of our other Board members, provides the Company with the perspectives and judgment necessary to guide the Company's strategy and monitor its execution.

        William Mauer became a director of American Apparel on November 28, 2011 and currently serves as a member of the Audit Committee and Compensation Committee of the Board. Mr. Mauer has been a senior partner at the law firm of Lapin Mauer since 1986. He has practiced as an attorney for 44 years, specializing in Real Estate and Financial Transactions. Mr. Mauer has also served as Governor of Bar of Quebec since 2008. Additionally, he served as a director and audit committee member of Republic National Bank from 1983 to 2000. Mr. Mauer received his law degree from McGill University and his Bachelor of Arts from Concordia University. The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Mauer's extensive legal and financial expertise, combined with the leadership skills and experiences of our other Board members, provides the Company with the perspectives and judgment necessary to guide the Company's strategy and monitor its execution.

Executive Officers

        In addition to our executive officers who are listed as being directors, the Company has the following executive officers:

        John J. Luttrell joined American Apparel as Executive Vice President and Chief Financial Officer in February 2011. Mr. Luttrell has over 13 years of experience in the retail industry. Prior to joining the Company, Mr. Luttrell was a partner at CFOs 2 Go Partners, a management consulting firm, since 2009. From 2007 to 2008, Mr. Luttrell served as Executive Vice President and Chief Financial Officer of Old Navy, Inc. Mr. Luttrell also served as Executive Vice President and Chief Financial Officer of The Wet Seal, Inc. from 2005 to 2007. Mr. Luttrell also worked at Cost Plus, Inc., where he served as Executive Vice President and Chief Financial Officer from 2004 to 2005, Senior Vice President and Chief Financial Officer from 2001 to 2004, and Vice President and Controller from 2000 to 2001.

Mr. Luttrell is a graduate of Purdue University, where he received a Bachelor of Science degree in General Management and Accounting.

        Martin Bailey has been the Chief Manufacturing Officer of American Apparel since the consummation of the Acquisition on December 12, 2007. Prior to the Acquisition, Mr. Bailey had served as President of Manufacturing of Old American Apparel since 2002, overseeing operations of textile and apparel production and the planning, purchasing, sourcing, product development, quality-assurance and distribution departments, as well as nonrelated support departments. Having been in the apparel industry for over 25 years, Mr. Bailey brings to American Apparel a wealth of industry experience. He has managed manufacturing services and operations for companies such as Fruit of the Loom and Alstyle Apparel and has earned a reputation in the apparel industry for his ability to implement cost-effective programs and streamline and organize production growth. Mr. Bailey graduated from Campbellsville College with a B.S. in Business Administration.

        Glenn A. Weinman has served as Executive Vice President, General Counsel and Secretary since June 28, 2012 as well as holding the title of Executive Vice President, Real Estate. Mr. Weinman joined American Apparel as Senior Vice President, General Counsel and Secretary on February 17, 2009. As General Counsel, Mr. Weinman oversees all aspects of American Apparel's legal and real estate matters, including business transactions and securities law compliance. Mr. Weinman was previously a partner at Dongell Lawrence Finney LLP, a California-based law firm, which he joined in 2006 and where he headed up the firm's corporate and business transactions practice. From 2005 to 2006, Mr. Weinman was an independent contractor, providing legal and human resources consulting services on various corporate and employment matters. Prior thereto, Mr. Weinman was vice president, general counsel and secretary of Inter-Con Security Systems from 2003 to 2005. In addition to his experience as an attorney in private practice with several major national law firms, Mr. Weinman has also served as general counsel for a number of companies, including Inter-Con Security Systems, Inc., a U.S. based provider of security services internationally, Luminent, Inc., a Nasdaq-listed fiber optic component manufacturer acquired by MRV Communications, and Guess?, Inc., a NYSE-listed international apparel company. At Guess?, Mr. Weinman served as vice president, general counsel and secretary from 1996 to 2000, and managed the legal, human resources, risk management, shareholder relations, and contractor compliance departments. Mr. Weinman was part of the executive team that managed the successful initial public offering of Guess? in 1996. Mr. Weinman obtained his B.A. from the University of California at Los Angeles in 1978, and his J.D. from the University of Southern California Law Center in 1981. He also received a professional designation in human resources management from the University of California at Los Angeles in 2004.

        Adrian Taylor is the Vice President, Corporate Controller of American Apparel. In this role, he oversees financial accounting, reporting, insurance, tax and controls for American Apparel's global operations. Mr. Taylor joined American Apparel in early 2007 and has been responsible for establishing a comprehensive set of controls and budgets helping mitigate risk, as well as tax planning strategies and accuracy in financial reporting. From 2003 to 2007, Mr. Taylor was the Controller of the Archdiocese of Los Angeles, the largest Catholic diocese in United States, and was responsible for a balance sheet with over $1 billion in real estate and other investments. Prior to joining the Archdiocese of Los Angeles, Mr. Taylor was an auditor and consultant with PricewaterhouseCoopers and Deloitte Consulting, working with Fortune 500 clients in retail and manufacturing space, including M&M Mars, Boeing and Avery Dennison. Mr. Taylor is a California Certified Public Accountant, currently with inactive status. He is a graduate of the University of California, Los Angeles, where he received a Bachelor of Arts in economics with an emphasis in accounting.

CORPORATE GOVERNANCE AND BOARD MATTERS

Background of American Apparel, Inc.

        American Apparel, Inc., a Delaware corporation, was incorporated in Delaware on July 22, 2005 as Endeavor Acquisition Corp. ("Endeavor"), a blank check company formed to acquire an operating business. On December 21, 2005, Endeavor consummated its initial public offering, and on December 18, 2006 entered into an Agreement and Plan of Reorganization, amended as of November 7, 2007 (as amended, the "Acquisition Agreement"), with American Apparel, Inc., a California corporation ("Old American Apparel"), and its affiliated companies. Endeavor consummated the acquisition of Old American Apparel and its affiliated companies on December 12, 2007 (the "Acquisition") and changed its name to American Apparel, Inc. Pursuant to the Acquisition, Old American Apparel merged with and into AAI Acquisition LLC, a California limited liability company and a wholly owned subsidiary of Endeavor. AAI Acquisition LLC survived the Acquisition as a wholly owned subsidiary of the Company and changed its name to American Apparel (USA), LLC.

Director Independence

        The Board is currently composed of seven directors, six of whom qualify as independent directors as defined under the applicable listing standards of the NYSE MKT (each an "Independent Director"). Mr. Igelman qualifies as an Independent Director and following the reelection of the Class C Nominees, the Board will be composed of seven directors, the following six of whom will qualify as Independent Directors: Messrs. Chehebar, Danziger, Igelman, Greene, Mayer and Mauer.

        In establishing independence, the Board affirmatively determines that each director or nominee does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Board has determined as provided in the NYSE MKT rules that the following categories of persons would not be considered independent: (1) a director who is, or during the past three years was, employed by the Company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year); (2) a director who accepted or has an immediate family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence (unless such compensation falls under exceptions provided for under the NYSE MKT rules); (3) a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer; (4) a director who is an executive officer, partner or a controlling stockholder, or has an immediate family member who is an executive officer, partner or a controlling stockholder, of an organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs) which, in any of the past three fiscal years, exceeds or exceeded the greater of $200,000, or 5% of the other organization's consolidated gross revenues; (5) a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company's executive officers serve on the compensation committee of such other entity; and (6) a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

        Applying these standards, the Board determined that the following directors qualify as Independent Directors: Messrs. Chehebar, Danziger, Igelman, Greene, Mayer, and Mauer. Each of the members of each of the committees of the Board is an Independent Director, and, in the case of members of the Audit Committee (Messrs. Danziger, Igelman and Mauer, with Mr. Danziger as Chairman), each also meets the additional criteria for independence of audit committee members set forth in Rule 10A-3 under the Exchange. For additional information regarding the Audit Committee, see "Audit Committee" below.

Board Leadership Structure and Role in Risk Oversight

        Dov Charney, who serves as both our Chief Executive Officer and Chairman of the Board, leads and provides strategic guidance to the Company's management team, each of whom have experience in the apparel industry. American Apparel's senior officers closely supervise all aspects of the Company's business, in particular the design and production of merchandise, the operation of our stores and our financial reporting function. The Board of Directors has determined that the combination of these roles held singularly by Mr. Charney is in the best interests of all stockholders given that Mr. Charney founded the Company, is considered intimately connected to American Apparel's brand identity and is the principal driving force behind American Apparel's core concepts and designs. The Board believes that it is in the best interests of the Company for the Board to make a determination whether to combine or separate the roles based upon the circumstances. The Board has given careful consideration to separating the roles of Chairman of the Board and Chief Executive Officer and has determined that the Company and its stockholders are best served by the current structure. Mr. Charney's combined role promotes unified leadership and direction for the Board and executive management and allows for a single, clear focus for the Company's operational and strategic efforts.

        The combined role of Mr. Charney as both Chairman of the Board and Chief Executive Officer is balanced by the Company's governance structure, policies and controls. Six of the seven members of our Board of Directors qualify as independent directors as defined under the applicable listing standards of the NYSE MKT. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are each composed entirely of independent directors. The Board has designated Allan Mayer as the Company's lead independent director. In his capacity as the lead independent director, Mr. Mayer is responsible for coordinating the activities of our independent directors; convening at meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; facilitating communications between Mr. Charney, as the Chairman of the Board and Chief Executive Officer, and other members of the Board; reviewing meeting agendas and schedules, as well as board materials, prior to board meetings; and consulting with the Chairman of the Board to assure that appropriate topics are being discussed with sufficient time allocated for each. The Board of Directors currently believes that this structure is in the best interest of the Company as it allows for a balance of power between the Chief Executive Officer and the independent directors and provides an environment in which its independent directors are fully informed, have significant input into the content of Board meeting agendas, and are able to provide objective and thoughtful oversight of management. The Board will continue to consider from time to time whether the Chairman of the Board and Chief Executive Officer positions should remain combined based on what the Board believes is best for the Company and its stockholders.

Committee Composition

        The Board of Directors presently has the following three committees: (1) an Audit Committee, (2) a Compensation Committee and (3) a Nominating and Corporate Governance Committee. Committee membership during the last fiscal year and the functions of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the Committee charters are available on the Company's website at investors.americanapparel.net.

        The Board of Directors held three meetings during fiscal year 2012. The Audit Committee met six times; the Compensation Committee met one time; and the Nominating and Corporate Governance Committee did not meet. With the exception of Mr. Igelman, who was not present at one meeting of the Board of Directors, each director attended, in person or telephonically, at least 75% in the aggregate of (i) the total number of meetings of the Board of Directors held during 2012 and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during 2012. In addition, all of our directors attended our 2012 Annual Meeting, with the exception of Mr. Igelman. American Apparel expects its directors to attend annual meetings of stockholders and all Board meetings and respective committee meetings and to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities.

Current Directors:(1)

Name of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Independent Directors:
David Danziger	X*
Robert Greene		X	X*
Allan Mayer		X*
Alberto Chehebar(2)			X
William Mauer	X	X
Marvin Igelman	X
Other Directors:
Dov Charney, Chairman

X = Committee Member; * = Committee Chair

(1)
The Enterprise and Risk Management Committee was dissolved by the Board on March 7, 2012.

(2)
Mr. Chehebar became a member of the Board of Directors on February 17, 2012.

Audit Committee

        The current members of the Audit Committee are Messrs. Danziger, Igelman and Mauer, with Mr. Danziger as Chairman. The Board has determined that each member of this Committee is an Independent Director.

        The Audit Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving accounting, auditing, financial reporting, internal control and legal compliance functions of the Company. The Committee oversees the audit efforts of the Company's independent accountants and internal auditors and, in that regard, takes such actions as it may deem necessary to satisfy itself that the Company's auditors are independent of management. It is the objective of the Audit Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors and the financial and senior management of the Company.

        Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee Charter and the Audit Committee's performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fees and the financial statements; reviews our disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the Company's financial statements. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting and other advisors as the Audit Committee deems necessary to carry out its duties.

        The Audit Committee is a separately-designated standing committee, established in accordance with section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78(c)(58)(A)). The Audit Committee at all times is required to be composed exclusively of at least three "independent directors" who are "financially literate" as defined under NYSE MKT listing standards. NYSE MKT listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and statement of cash flows. The Audit Committee is currently composed of three financially literate Independent Directors: Messrs. Danziger, Igelman and Mauer. In addition, Messrs. Danziger and Mauer qualify to serve as the "financial expert" according to the requirements of SEC Regulation S-K Items 407(d)(5)(ii) and 407(d)(5)(iii).

        The report of the current Audit Committee is included in this Proxy Statement. A copy of the current Audit Committee Charter is available on the Company's website at investors.americanapparel.net.

Compensation Committee

        The current members of the Compensation Committee are Messrs. Greene, Mayer and Mauer, with Mr. Mayer as Chairman. The Board has determined that each member of this Committee is an Independent Director.

        The Compensation Committee is responsible for overseeing the Company's compensation and employee benefit plans and practices, including the executive compensation plans and the incentive-compensation and equity-based plans. The Compensation Committee reviews and approves the general compensation policies of the Company, oversees the administration of all of the Company's compensation and benefit plans, reviews and approves compensation of the executive officers of the Company, prepares the Compensation Committee Report to be filed with the SEC and recommends compensation policies to the Board. For more information, see "Processes and Procedures for Determination of Executive and Director Compensation" below and the current copy of the Compensation Committee Charter, which is available on the Company's website at investors.americanapparel.net.

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Messrs. Greene and Chehebar, with Mr. Greene as Chairman. The Board has determined that each member of this committee is an Independent Director.

        The Nominating and Corporate Governance Committee assists the Board in identifying and recommending individuals qualified to serve as directors. Subject to Lion's right to designate up to two persons to the Board of Directors pursuant to the Investment Agreement and the agreement of Lion to vote for Mr. Charney, and the agreement of Mr. Charney to vote for the Lion designees, pursuant to the 2009 Investment Voting Agreement, consistent with criteria approved by the Board (as described below under "Consideration of Director Nominees"), the Nominating and Corporate Governance Committee will select, or recommend that the Board select, the director nominees required for each subsequent annual meeting of stockholders. The Nominating and Corporate Governance Committee will consider persons identified by its members, management, stockholders and others as nominees.

        The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee's current charter, generally provide that persons to be nominated should be evaluated with respect to their experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Additionally, the guidelines provide that the Nominating and Corporate Governance Committee should consider whether candidates are independent pursuant to NYSE MKT requirements; accomplished in their fields and maintain a reputation, both personal and professional, consistent with the image and reputation of the Company; able to read and understand financial statements; knowledgeable as to the Company and issues affecting it; committed to enhancing stockholder value; able to understand fully the legal responsibilities of a director and the governance processes of a public company; able to develop a good working relationship with other Board members and senior management; and able to suggest business opportunities to the Company. The Nominating and Corporate Governance Committee will evaluate each individual in the context of the Board as a whole, with the objective of recommending a group of persons that reflects the appropriate balance of knowledge, experience, skills, expertise and diversity and includes at least the minimum number of independent directors required by the NYSE MKT. The Nominating and Corporate Governance Committee will not distinguish among nominees recommended by stockholders and nominees recommended by other persons.

        In addition to the responsibilities described above, the Nominating and Corporate Governance Committee currently develops and recommends to the Board a set of corporate governance principles for the Company, oversees the evaluation of the Company's management and the Board, and makes recommendations to the Board regarding the size and composition of committees of the Board, including identifying individuals qualified to serve as members of each committee. A copy of the current Nominating and Corporate Governance Committee Charter is available on the Company's website at investors.americanapparel.net. For more information, see "Consideration of Director Nominees" below.

Consideration of Director Nominees

Stockholder Nominees

        Stockholders of the Company may make recommendations to the Nominating and Corporate Governance Committee of candidates for nomination as directors of the Company or may nominate a person directly for election to the Board, in each case subject to compliance with the procedures described below and further set forth in the charter of the Nominating and Corporate Governance Committee and in the Bylaws, as the case may be.

        However, pursuant to the Investment Agreement (described under "Certain Relationships and Related Transactions" herein), Lion currently has the right to designate up to two persons to the Board of Directors and a board observer, subject to maintaining certain minimum ownership thresholds of shares issuable under the Existing Lion Warrant. Pursuant to the 2009 Investment Voting Agreement (described under "Certain Relationships and Related Transactions" herein), for so long as Lion has the right to designate any person or persons to the Board of Directors, Mr. Charney has agreed to vote his shares of Common Stock in favor of Lion's designees, subject to maintaining a certain minimum ownership threshold, and Lion has agreed to vote its shares of Common Stock in favor of Mr. Charney, subject to termination upon the occurrence of certain events. As a result of the Investment Agreement and the 2009 Investment Voting Agreement, Lion and Mr. Charney can, by voting for their Board nominees as provided in the Investment Agreement and the 2009 Investment Voting Agreement, elect the two Lion designees and Mr. Charney, subject to the conditions described above.

        Stockholder Recommendations of Nominees.    The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations of candidates for election to the Board as described below under "Identifying and Evaluating Nominees for Directors." The Nominating and Corporate Governance Committee will evaluate a prospective nominee recommended by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the Nominating and Corporate Governance Committee from any other source.

        In evaluating recommendations from stockholders, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications" below.

        A stockholder recommendation of a candidate for election to the Board must be in writing and must be received by the Company not later than 30 days after the end of the Company's fiscal year. The recommendation must contain the following information and documentation:

  •
  the candidate's name, age, business and current residence addresses, as well as residence addresses for the past 20 years, principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years and educational background;

  •
  the candidate's permission for the Company to conduct a background investigation;

  •
  the number of shares of Common Stock beneficially owned by the candidate;

  •
  the information that would be required to be disclosed about the candidate under the rules of the Exchange Act in a proxy statement soliciting proxies for the election of such candidate as a director; and

  •
  a signed consent of the candidate to serve as a director of the Company, if elected.

Stockholder recommendations for candidates for membership on the Board of Directors should be addressed to:

    American Apparel, Inc.
    Attention: Nominating and Corporate Governance Committee
    747 Warehouse Street
    Los Angeles, California 90021

        Stockholder Nominations of Directors.    A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of stockholders must comply with the advance notice procedures of the Bylaws and attend the annual meeting of stockholders to make the necessary motion. Nominations of persons for election to the Board at a meeting of stockholders may be made at such meeting by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws and described below.

        Such nominations by any stockholder must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

        Such stockholder's notice to the Secretary must set forth:

  •
  as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act; and

  •
  as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

        The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person nominated by a stockholder will be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth above. The officer of the Company presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Director Qualifications

        The Nominating and Corporate Governance Committee has the responsibility to review the background and qualifications of individuals being considered as director candidates, including developing criteria and qualifications for membership on the Board. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee shall consider each candidate's experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board.

        Additionally, the Nominating and Corporate Governance Committee considers whether the candidate is:

  •
  independent pursuant to NYSE MKT requirements;

  •
  accomplished in his or her field and maintained a reputation, both personal and professional, consistent with the image and reputation of the Company;

  •
  able to read and understand financial statements (the Nominating and Corporate Governance Committee will also determine if a candidate qualifies as an "audit committee financial expert," as defined by the SEC);

  •
  knowledgeable as to the Company and issues affecting the Company;

  •
  committed to enhancing stockholder value;

  •
  able to understand fully the legal responsibilities of a director and the governance processes of a public company;

  •
  able to develop a good working relationship with other Board members and senior management; and

  •
  able to suggest business opportunities to the Company.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee annually reviews the composition of the Board and reviews the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated. The Nominating and Corporate Governance Committee also recommends to the Board the nominees, consistent with the criteria for selecting directors established by the Board or the Nominating and

Corporate Governance Committee, for election as directors by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Company.

Executive Sessions

        Executive sessions of non-management directors are expected to be held on a regular basis. Any non-management director can request that an additional executive session be scheduled.

Communications with the Board

        You may communicate with the Board by submitting an e-mail to the Board at bod@americanapparel.net. All directors have access to this e-mail address.

Governance Guidelines and Committee Charters

        The Company's Governance Guidelines, which satisfy NYSE MKT listing standards for "corporate governance guidelines," as well as the charters for each of the committees of the Board, are available at investors.americanapparel.net. Stockholders may request a copy of the Company's Governance Guidelines or the charter of any of the committees of the Board, at no cost, by writing to us at the following address: American Apparel, Inc., Attn: General Counsel, 747 Warehouse Street, Los Angeles, California 90021.

Code of Ethics

        The policies comprising our code of ethics are set forth in the Company's Code of Ethics (the "Code of Ethics") (included as Exhibit 14.1 of the Current Report on Form 8-K (File No. 001-32697) filed December 18, 2007). These policies satisfy the SEC's requirements for a "code of ethics," and apply to all directors, officers (including our principal executive officer, principal financial officer and principal accounting officer or controller) and employees. The Code of Ethics is also published on our website at investors.americanapparel.net. Stockholders may request a copy of the Code of Ethics, at no cost, by writing to us at the following address: American Apparel, Inc., Attn: General Counsel, 747 Warehouse Street, Los Angeles, California 90021.

Indemnification of Directors

        The General Corporation Law of the State of Delaware provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Amended and Restated Certificate of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law, and the Company has entered into separate indemnification agreements with certain directors and officers to effectuate these provisions and has purchased directors' and officers' liability insurance. The effect of such provisions is to indemnify, to the fullest extent permitted by law, the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company.

PROCESSES AND PROCEDURES FOR DETERMINATION OF
EXECUTIVE AND DIRECTOR COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for overseeing the compensation and employee benefit plans and practices of the Company. The Compensation Committee reviews and approves, either as a committee or together with the other independent directors, the general compensation policies of the Company, oversees the administration of all of the Company's compensation and benefit plans and reviews and approves, either as a committee or together with the other independent directors, compensation of the executive officers of the Company. The Compensation Committee Charter requires that each member of the committee satisfy all applicable requirements then in effect of the NYSE MKT and any other stock exchange or national securities association on which the Company's securities are listed or quoted and any other applicable regulatory requirement relating to director independence, nomination and size of the Compensation Committee and that the Compensation Committee consist of no fewer than two Board members who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee consists of three Board members, each of whom the Board has affirmatively determined satisfied these independence requirements.

        The Compensation Committee Charter sets forth the purpose of and other matters pertaining to the Compensation Committee. The form of the current Compensation Committee Charter is available on the Company's website at investors.americanapparel.net.

        Pursuant to its Charter, the Compensation Committee's responsibilities include the following:

  •
  review and approve, either as a committee or together with the other independent directors, the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers of the Company;

  •
  evaluate, either as a committee or together with the other independent directors, the Chief Executive Officer's performance in light of such goals and objectives;

  •
  set, either as a committee or together with the other independent directors, executive officers' compensation levels, including base salary, annual incentive opportunities, long-term incentive opportunities and benefits;

  •
  review and approve, either as a committee or together with the other independent directors, any employment contracts or related agreements, such as severance or termination arrangements, to be made with any executive officer of the Company;

  •
  review and recommend to the Board appropriate director compensation programs and, either as a committee or together with the other independent directors, review and approve perquisites or other personal benefits to directors and recommend any changes to the Board;

  •
  review its own performance and assess the adequacy of its Charter;

  •
  review and approve the goals and objectives of and the plans underlying the Company's general compensation and other employee benefit programs, including incentive-compensation and equity-based programs;

  •
  retain (after taking into consideration all factors relevant to that person's independence from management) and terminate any compensation consultant used to assist in the evaluation of officer compensation, including to approve the consultant's fees and other retention terms;

  •
  review and discuss with management the Company's Compensation Discussion and Analysis to be included in the Company's annual proxy statement;

  •
  review and recommend for approval by the Board, or approve, the frequency with which the Company should submit to the stockholders an advisory vote on the compensation of the Company's named executive officers, taking into account any prior stockholder advisory vote on the frequency with which the Company shall hold a stockholder advisory vote on compensation of the Company's named executive officers;

  •
  review the results of any stockholder advisory vote on the compensation of the Company's named executive officers and consider whether to make any adjustments to the Company's executive compensation policies and practices; and

  •
  produce a report of the Compensation Committee to be included in the Company's annual proxy statement.

        Our Chief Executive Officer and Chairman of the Board, in consultation with the other Named Officers (as defined under "Compensation Discussion and Analysis" below), recommends to the Compensation Committee salary, annual bonus, equity-based awards and long-term compensation levels for other executive officers, including the Named Officers. While the Compensation Committee reviews and makes recommendations regarding compensation paid to the non-employee directors, the compensation for these directors is determined by the Board.

        Equity awards to all officers subject to Section 16 of the Exchange Act are made by the Compensation Committee. As indicated above, pursuant to its charter, the Compensation Committee is authorized to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of our officers (including all of the Named Officers).

        In 2011 and 2012, the Compensation Committee retained the firm of Pearl Meyer & Partners, LLC ("PM&P") as its compensation consultant to assist in the development and evaluation of compensation policies, practices and awards. Specifically, PM&P was engaged to conduct a competitive review of executive compensation for the CEO and Named Officers, and to assist in reviewing our annual incentive plan and long-term equity incentive program to reward and retain key executives and managers.

        While PM&P was engaged by and reports directly to the Compensation Committee, PM&P interacts with our management when appropriate to gather perspectives and relevant company and compensation data. In addition, PM&P may seek feedback from the Compensation Committee Chairman, other members of the Compensation Committee or Board, or the Chief Executive Officer and Chairman of the Board regarding its work prior to presenting study results or recommendations to the Compensation Committee.

        PM&P has attended or participated in certain Compensation Committee meetings and provided third-party data, advice and expertise on proposed executive compensation levels, programs and plan designs. The Compensation Committee may also ask PM&P to review and provide advice related to proposals prepared by management, including evaluating the consistency of such proposals with the Compensation Committee's compensation philosophy and in comparison to programs at other companies.

        Specifically, in October 2011 PM&P conducted a competitive review of Chief Executive Officer (CEO) total direct compensation (sum of base salary, annual bonus and long-term incentive/equity grant values) and share ownership levels among a Peer Group of 16 companies in the apparel manufacturing and retail industry. The Peer Group for the 2011 analysis was similar to that used in previous analyses for the Company, and included:

  •
  Aeropostale, Inc.

  •
  Bebe Stores, Inc.

  •
  Coach, Inc.

  •
  Crocs, Inc.

  •
  Delias, Inc.

  •
  Delta Apparel, Inc.

  •
  Gildan Activewear Inc.

  •
  Guess, Inc.

  •
  Kenneth Cole Productions

  •
  Lululemon Athletica Inc.

  •
  Polo Ralph Lauren Corp.

  •
  True Religion Apparel, Inc.

  •
  Under Armour, Inc.

  •
  Urban Outfitters, Inc.

  •
  Volcom, Inc.

  •
  Zumiez, Inc.

        The median (50th percentile) 2010/2011 revenue size of the Peer Group companies was $751 million, generally comparable to the Company's $533 million in revenue at the time. The results of the review indicated that actual total direct compensation for our CEO and Chairman was below the 25th percentile of the Peer Group, due primarily to the absence of equity grants to our CEO and Chairman historically. As a follow-up to the review, in November 2011 PM&P summarized potential CEO equity grant alternatives for the Company to consider. On December 15, 2011 the Compensation Committee considered the results of the review and summary of equity grant alternatives when reviewing the proposed new employment agreement and proposed 2012 equity grant for the CEO and Chairman.

        In February 2012 at the Compensation Committee's request, PM&P conducted a similar analysis of total direct compensation for the balance of the Company's Named Officers. In this case, a blend of general industry, retail/wholesale trade and non-durable goods manufacturing compensation survey data were utilized to develop estimated market total direct compensation levels for the Named Officers. While the results of the analysis varied by position, the analysis generally indicated that the base salaries and target bonus opportunities for most of the Named Officers were above the 50th percentile of market, while annualized equity grant values were below the 50th percentile. The Compensation Committee considered the results of this analysis when determining 2012 compensation opportunities and equity grants for the Named Officers.

        The Compensation Committee has assessed the independence of PM&P pursuant to SEC rules and concluded that there are no conflict of interest issues.

 COMPENSATION OF DIRECTORS

        Compensation for non-employee directors will consist of annual stock grants and Board and Committee meeting fees, as described below. Employees who are also directors will receive no additional compensation for their Board service.

DIRECTOR COMPENSATION—FISCAL 2012

        During 2012, our non-employee directors received a total of $551,000 in Board and Committee retainers and meeting fees, paid to Messrs. Chehebar, Danziger, Igelman, Greene, Mauer and Mayer for their participation in Board, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meetings held during 2012.

        Pursuant to the 2011 Omnibus Stock Incentive Plan approved by stockholders in 2011, our non-employee directors each received the cash payments and fully vested stock grants as described below for their Board service.

        Beginning on March 31, 2012, each non-employee director will receive stock grants for their service totaling $80,000, to be paid in four equal installments quarterly in arrears, for service by such director during such quarter, on each of March 31, June 30, September 30, and December 31 (or if such day is not a business day, on the next succeeding business day) (each, a "Quarterly Award Date"), payable, at the option of each director individually, either (i) entirely in shares of common stock or (ii) half in common stock and half in cash at the time of such grant. Any such grants of stock will be of that number of shares, rounded down to the nearest whole share, having an aggregate value equal to the value of the award (either $10,000 or $20,000) based on a per-share price equal to the greater of (x) the average of the high and low sale prices of the common stock on the NYSE MKT on the Quarterly Award Date (or the next business day if such date is not a business day) and (y) the last sale price of the Common Stock on the Quarterly Award Date (or the next business day if such date is not a business day). In 2012, the number of shares of common stock awarded on the quarterly awards dates of April 2nd, July 2nd, October 1st and were 12,272, 11,049 and 6,557 respectively, and 8,849 shares were awarded on January 2, 2013 in respect of service during the quarter ended December 31, 2012.

        The table below summarizes the compensation provided by the Company to non-employee directors for the fiscal year ended December 31, 2012:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Delivered Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Independent Non-Employee Directors
Alberto Chehebar	43,000	40,000	—	—	—	—	83,000
David Danziger	59,000	40,000	—	—	—	—	99,000
Robert Greene	50,500	40,000	—	—	—	—	90,500
Marvin Igelman	47,000	40,000	—	—	—	—	87,000
William Mauer	50,000	40,000	—	—	—	—	90,000
Allan Mayer	61,500	40,000	—	—	—	—	101,500

All Non-Employee Directors	311,000	240,000	—	—	—	—	551,000

(1)
Represents the aggregate grant date fair value, computed in accordance with Accounting Standards Codification ("ASC") 718, of stock awards.

Annual Stock Awards and Meeting Fees

        The following table sets forth the schedule of annual stock grants and meeting fees for non-employee directors in effect during 2012:

Type of Fee	Dollar Amount
Maximum Annual Value of Quarterly Stock Awards	$80,000
Minimum Annual Value of Quarterly Stock Awards	$40,000
Maximum Annual Cash Portion of Quarterly Awards	$40,000
Quarterly Retainer—Lead Independent Director	$2,500
Quarterly Retainer—Chairman of Audit Committee	$2,500
Quarterly Retainer—Chairman of Compensation Committee	$1,875
Quarterly Retainer—Chairman of Nominating and Corporate Governance Committee	$1,625
Independent Director Meeting Fee	$1,000

        Each non-employee director received $80,000 total annual awards of cash and stock in respect of service on the Board and as Committee members and is also reimbursed for out-of-pocket expenses, including travel expenses, incurred serving as a director. In addition, the lead independent director and the chairman of each committee receive retainers in the amounts indicated in the table above, and each independent director receives a $1,000 per meeting fee.

COMPENSATION DISCUSSION AND ANALYSIS

        This section contains a discussion of the material elements of compensation awarded to, earned by or paid to the principal executive officer and principal financial officer of the Company and our three other most highly compensated individuals who were serving as executive officers as of December 31, 2012.

        During 2012, Dov Charney served as the Company's Chairman of the Board and Chief Executive Officer. John J. Luttrell served as the Company's Executive Vice President and Chief Financial Officer. Our three other most highly compensated executive officers during 2012 who were serving as of December 31, 2012 were Martin Bailey, Glenn A. Weinman and Adrian Taylor. These individuals are referred to as the "Named Officers" herein.

        The Company's current executive compensation programs are determined and approved by the Compensation Committee of the Board. None of the Named Officers are members of the Compensation Committee. Dov Charney, our Chief Executive Officer and Chairman of the Board, in consultation with the other Named Officers, recommends to the Compensation Committee salary, cash incentive awards, equity-based awards and long-term compensation levels for executive officers, including the Named Officers. Our Chief Financial Officer provides the Compensation Committee with documents used by the committee in the determination of executive compensation.

Executive Compensation Program Objectives and Overview

        It is the Company's intent that its executive compensation programs achieve three fundamental objectives:

  •
  Competitive Compensation.  The Company should provide competitive compensation opportunities so that it can attract, motivate and retain qualified executive officers.

  •
  Pay for Performance:    Hold Executives Accountable.  A substantial portion of compensation should be tied to the performance of the Company (and/or relevant department or segment) and individual performance.

  •
  Alignment of Executive Incentives with Stockholder Interests.  A substantial portion of compensation should be contingent on the Company's performance. As an executive officer's level of responsibility increases, a greater portion of the officer's total compensation should be dependent on the Company's performance.

        As described in more detail below, the material elements of our executive compensation program will generally include, at the discretion of the Compensation Committee, some or a mix of the following: a base salary, an annual cash incentive bonus opportunity, and a performance equity plan component. The base salary is the element of our current executive compensation program with respect to which the value of the benefit in any given year is generally not variable. We believe that in order to attract, motivate and retain top-caliber executive officers, we need to provide executive officers with predictable compensation amounts that reward the executive officer's continued service. The base salaries are paid out on a short-term or current basis. We anticipate that any bonus awarded in any given year will depend on the performance of the individual and the performance of the Company. Any bonuses would generally be paid out on a short-term basis, such as at year end or upon completion of significant projects. Performance equity awards would generally be made on a longer-term basis. We believe that a mix of longer-term benefits, geared toward retention of executives, and short-term benefits, focused on recruitment, will allow us to achieve our dual goals of attracting and retaining executive officers.

        Our cash incentive bonus opportunity is a compensation mechanism used to hold executive officers accountable by directly linking performance to compensation. We believe the ability to reward excellence and pass along the consequences of poor performance aligns our executive officers' interests with those of our stockholders and helps us to attract, motivate and retain executive officers. Our performance equity incentives also align our executive officers' interests with those of our stockholders, helping the Company to hold executive officers accountable for performance and to motivate and retain high-performing executive officers.

        These compensation elements are intended to create a total compensation package for each executive officer that we believe will achieve our compensation objectives, providing competitive compensation opportunities that reward performance and align executives' incentives with the interests of stockholders.

        The Compensation Committee also considers the results of competitive analyses such as the PM&P analyses described previously when evaluating and establishing compensation opportunities for the Named Officers.

        The Company has employment agreements with Dov Charney, Chairman of the Board and Chief Executive Officer, John J. Luttrell, the Company's current Executive Vice President and Chief Financial Officer, and Glenn A. Weinman, Executive Vice President, General Counsel and Secretary. For a more complete description of current employment agreements with the Named Officers, see "Description of Employment Agreements" below.

Current Executive Compensation Program Elements

Base Salaries

        The Compensation Committee reviews and approves base salaries for executive officers, including Named Officers, annually and in connection with promotions or other changes in responsibilities. The Compensation Committee generally reviews the base salaries for each executive officer in the first quarter of each year to set salaries, and considers market data, individual compensation history, pay in relation to other executive officers at the Company, tax deductibility, individual job performance and future potential, as well as evaluations and recommendations by senior management in determining base salary. The weight given to each of these factors may differ from individual to individual, as the Compensation Committee deems appropriate.

Annual Bonus Awards

        The Compensation Committee has the authority to set annual bonus targets and performance criteria under the Company's 2011 Omnibus Stock Incentive Plan and believes that this annual bonus program is an important part of creating an incentive for the Company's executives to achieve specific goals across various measures of performance. For the performance period beginning on January 1, 2012 and ending on December 31, 2012, the Named Officers were eligible to achieve bonuses based on various weightings of Sales, EBITDA, Debt, Inventory and Cost Per Piece, as well as a discretionary portion. The total target bonus as a percentage of base salary was 150% for Mr. Charney, 75% for Messrs. Luttrell, Weinman and Bailey, and 50% for Mr. Taylor. The total annual incentive payments with respect to 2012 set forth in the Summary Compensation Table reflect the Compensation Committee's determination of the achievement of these various components, and the total annual bonus paid to each executive as a percentage of base salary was 150%, 80%, 80%, 80% and 61% respectively.

Long-Term Equity Incentive Awards

        The Compensation Committee has the authority to grant stock options, restricted stock and other awards to executive officers under the Company's 2011 Omnibus Stock Incentive Plan.

        On March 1, 2012, the Compensation Committee approved grants to Messrs. Luttrell, Weinman and Taylor of 75,000, 60,000 and 40,000 shares of the Company's common stock, respectively, with each award vesting as to one-third of the shares on each of March 1, 2013, 2014 and 2015. On April 26, 2012, a grant of 250,000 shares of the Company's common stock was made to Mr. Weinman, vesting as to one-third of the shares on each of March 1, 2013, 2014 and 2015. The Compensation Committee believes that these grants will serve to further align the interests of the Company's executives and the Company's stockholders.

        As set forth in the employment agreement with Mr. Charney, which is described in more detail below in the Section entitled "Compensation of Named Executive Officers—Description of Employment Agreements," Mr. Charney was to become eligible to be granted shares of common stock of the Company subject to the Company's achievement of specific EBITDA targets in 2012. On March 8, 2013, the Board determined that the EBITDA target for such year had been achieved, and that Mr. Charney would thus be granted 2,500,000 shares of the Company's common stock on or prior to December 31, 2013. Based on relevant SEC Rules, this grant will be reported in next year's proxy as 2013 compensation.

Severance and Other Benefits Upon Termination of Employment

        In order to support our compensation objectives of attracting, retaining and motivating qualified executive officers, we believe that, in certain cases, we may decide to provide executive officers with severance protections upon certain types of termination. These severance protections are negotiated on an individual basis. American Apparel has not entered into any change in control agreements. The Company has entered into severance arrangements with Dov Charney, John J. Luttrell, and Glenn A. Weinman.

        For a more complete description of current employment agreements with the Named Officers, see "Description of Employment Agreements" below.

Option Grant Practices and Policies

        The Compensation Committee may, from time to time, grant stock options under the 2011 Omnibus Stock Incentive Plan, as determined by the Compensation Committee.

Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based. The Compensation Committee intends to consider the anticipated tax treatment to the Company and our executive officers when reviewing executive compensation and our compensation programs.

        While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. From time to time, the Compensation Committee may award compensation to our executive officers which is not fully deductible, if it determines that such award is consistent with its philosophy and is in our and our stockholders' best interests.

        The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. While our annual bonus plan focuses on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, executives' annual bonuses are determined using multiple performance criteria and are subject to reduction by the Compensation Committee based on the executive's individual performance. The Compensation Committee believes that the annual bonus plan appropriately balances risk and the desire to focus executives on specific short-term goals important to the Company's success, and that it does not encourage unnecessary or excessive risk taking. The Compensation Committee believes that our current executive compensation program provides an appropriate balance between the goals of increasing the price of the Company's Common Stock and avoiding risks that could threaten our growth and stability. In addition, it is intended to be the practice of the Compensation Committee to grant executive officers a mixture of stock options and restricted stock as described above. The Compensation Committee believes that such awards would not encourage unnecessary or excessive risk taking since the ultimate value of the awards would be tied to the Company's stock price, and since grants are subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance.

Stockholder Advisory Vote on Executive Compensation

        The Company's 2011 proxy included an advisory vote on executive compensation (Proposal 4) and an advisory vote on the frequency of an advisory vote on executive compensation (Proposal 5). The results of these advisory votes were included in the results of voting at the Company's 2011 Annual Meeting, as reported in Form 8-K filed with the SEC on June 27, 2011. Stockholders voted for the approval of the Company's executive compensation by a vote of 46,305,428 for to 4,757,266 against with 38,780 abstaining and 13,124,449 broker non-votes. The votes cast with respect to the frequency of an advisory vote on executive compensation were 44,151,550 for a vote every three years, 1,966,307 for every two years, 4,899,164 for a vote each year, 84,453 abstaining and 13,124,449 broker non-votes. The Compensation Committee considered the results of these advisory votes in determining to recommend to the Board that a stockholder advisory vote on executive compensation be held every three years and in evaluating the extent to which the Company's executive compensation programs are effective at achieving the goals of the Compensation Committee and the Board. The next stockholder advisory vote on executive compensation will be included in the 2014 Proxy Statement, and the next stockholder advisory vote on the frequency of the stockholder advisory votes on executive compensation will be included in the Company's 2017 Proxy Statement.

 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee has certain duties and powers as described in its Charter. The Compensation Committee is currently composed of the three non-employee directors named at the end of this Compensation Committee Report, each of whom is independent as defined by NYSE MKT listing standards.

        The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Exchange Act of 1934, as amended, and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement for the 2013 Annual Meeting, as filed with the SEC.

By the Compensation Committee,
Allan Mayer (Chairman) Robert Greene William Mauer

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the year ended December 31, 2012, Robert Greene, Allan Mayer and William Mauer served as members of the Compensation Committee, and during that period no current member of the Compensation Committee was an officer or employee of the Company, formerly an officer of the Company or had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of the Company's Compensation Committee during the year ended December 31, 2012.

SUMMARY COMPENSATION TABLE

        The following table presents information regarding compensation of our Named Officers for services rendered during 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation Earnings ($)(2)		Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total
(a)	(b)	(c)	(d)	(e)		(f)		(g)		(h)	(i)		(j)
Dov Charney,	2012	800,000	—	12,479,003	(4)	—		1,199,655		—	17,210	(6)	14,495,868
Chairman of the Board and	2011	750,000	—	10,085,176	(5)	—		753,758		—	17,210	(6)	11,606,144
Chief Executive Officer	2010	764,423	—	—		—		—		—	17,210	(6)	781,633
John J. Luttrell,	2012	416,000	—	56,250		—		332,621		—	—		804,871
Executive Vice President and	2011	354,820	—	276,500	(8)	401,240	(8)	202,600	(9)	—	—		1,235,160
Chief Financial Officer(7)	2010	—	—	—		—		—		—	—		—
Martin Bailey,	2012	312,000	—	—		—		249,465		—	42,700	(11)	604,165
Chief Manufacturing Officer	2011	300,000	—	—		—		160,981		—	49,094	(11)	510,075
	2010	305,769	—	2,550,001	(8)	—		—		—	487,952	(10)(11)	3,343,722
Glenn A. Weinman,	2012	390,000	—	295,000		—		311,832		—	—		996,832
Executive Vice President,	2011	375,000	—	—		—		188,380		—	—		563,380
General Counsel and	2010	340,961	—	124,951	(8)	—		—		—	21,644	(10)	487,556
Secretary; Executive
Vice President, Real Estate
Adrian Taylor	2012	228,800	—	30,000		—		140,164		—	—		398,964
Vice President, Corporate	2011	218,665	—	—		—		70,123		—	—		288,788
Controller(12)	2010	—	—	—		—		—		—	—		—

(1)
Includes bonuses earned in the year indicated, regardless of when paid.

(2)
Includes incentive plan compensation award amounts approved by the Compensation Committee of the Board of Directors for 2012 which have been paid or will be paid prior to the end of 2013.

(3)
Except as otherwise set forth below, amounts of perquisites and other personal benefits are less than $10,000 and accordingly are omitted.

(4)
Includes the right to be granted 7,500,000 shares upon the achievement of certain performance hurdles, as set forth in Mr. Charney's 2012 employment ageement as well as additional expense associated with the October 2012 amendment to Mr. Charney's anti-dilution rights. See footnote 3 to "Grants of Plan-Based Awards" below.

(5)
Represents the grant date fair value of Mr. Charney's anti-dilution rights granted under the April 27, 2011 Purchase Agreement between American Apparel, Inc. and Dov Charney and are further described in Note 13 to the Company's audited consolidated financial statements included in the Annual Report.

(6)
Personal benefits include $17,210 in life insurance premiums paid on policies held by Mr. Charney. The face value of these policies is $25.0 million.

(7)
On February 7, 2011, John J. Luttrell joined the Company as Executive Vice President and Chief Financial Officer.

(8)
Represents the aggregate grant date fair value, computed in accordance with ASC 718, of stock awards and stock options granted in fiscal year 2010 and 2011. Assumptions used in the calculation of stock option grant date fair values are further described in Note 14 to the Company's audited consolidated financial statements included in the Annual Report.

(9)
Includes $25,000 bonus earned and paid during 2011 for the achievement of certain goals as established in Mr. Luttrell's employment agreement.

(10)
Represents tax gross-up related to the 20% vested portion of November 26, 2010 RSAs.

(11)
For 2010 and 2011, Mr. Bailey's personal benefits include $9,600 for payment of the executive officer's share of the Company's health insurance premium, $15,500 vehicle allowance and $24,000 in life insurance premiums paid on policies held by Mr. Bailey. The face value of these policies is $2.0 million. For 2012, the benefit amount included $14,700 for payment of the executive officer's share of the Company's health insurance premium, $4,000 for the vehicle allowance and $24,000 for the life insurance policies.

(12)
Prior to 2011, Mr. Taylor served in his present capacity as Corporate Controller but was not considered a named executive officer under Item 402(a)(3)(iii) of Regulation S-K.

Compensation of Named Officers

        The "Summary Compensation Table" above quantifies the value of the different forms of compensation earned by or awarded to our Named Officers in 2012, 2011 and 2010. The primary elements of each Named Officer's total compensation reported in the table are base salary, bonuses, and the other benefits listed in Column (i) of the "Summary Compensation Table," as further described in the footnotes to the table identified therein.

        The "Summary Compensation Table" should be read in conjunction with the narrative descriptions that follow. A description of the material terms of the employment agreements currently in force with respect to Named Officers is provided immediately following this paragraph.

Description of Employment Agreements

        The following are descriptions of the terms of the employment agreements with Dov Charney, John J. Luttrell and Glenn A. Weinman, our only Named Officers with employment agreements.

Dov Charney, Chairman of the Board and Chief Executive Officer

        The Company and Dov Charney are parties to an employment agreement effective as of April 1, 2012, pursuant to which Mr. Charney will serve as the Company's Chief Executive Officer for a term ending on March 31, 2015. This term will automatically extend for successive one-year periods unless either party provides written notice of non-renewal.

        Under Mr. Charney's prior employment agreement dated December 12, 2007, Mr. Charney received: (i) a base salary of $750,000 per year, subject to increase based on the annual review of the Board, (ii) a target annual bonus of 150% of his base salary and (iii) a long-term bonus over the initial three-year term of the employment agreement of up to 300% of his base salary upon the Company's attainment of performance objectives to be determined by the Board or the Compensation Committee. Mr. Charney's prior employment agreement also provided that he was eligible to participate in the Company's employee benefit plans (including, without limitation, those plans covering pension and profit sharing, executive bonuses, stock purchases, stock options, life, health and dental insurance, vacation benefits and reimbursement of reasonable and necessary business expenses).

        Mr. Charney's new employment agreement provides that: (i) Mr. Charney will receive a base salary of $800,000 per year, which shall be subject to review by the Board of Directors at least annually, and may be subject to increase based on such review; (ii) subject to certain conditions, Mr. Charney may be entitled to receive a target annual bonus of 150% of his base salary; and (iii) subject to the Company's achievement of specific EBITDA targets in 2012, 2013 and 2014, Mr. Charney may be entitled to the right to be granted an aggregate total of up to 7,500,000 shares of common stock of the Company. The other benefits, including severance benefits, are materially consistent with the provisions of his prior employment agreement. See "Potential for Payments Upon Termination or Change of Control" for additional information regarding Mr. Charney's employment agreement.

John J. Luttrell, Executive Vice President and Chief Financial Officer

        In February 2011, John J. Luttrell joined the Company as Executive Vice President and Chief Financial Officer. In connection with Mr. Luttrell's appointment as Executive Vice President and Chief Financial Officer, the Company and Mr. Luttrell entered into an employment agreement pursuant to which Mr. Luttrell will serve as the Company's Executive Vice President and Chief Financial Officer for an initial term of one year, commencing on February 7, 2011, which term will automatically extend for successive one-year periods as of each February 7 (beginning February 7, 2012) unless terminated by the Company on at least 90 days written notice prior to the expiration of the then-current term. Mr. Luttrell's employment agreement provides that he will receive a minimum base salary of $400,000 per year, subject to increase based on the annual review of the Compensation Committee. Mr. Luttrell's employment agreement also provides that he was entitled to a bonus of up to $25,000 for achieving certain specified goals in 2011. In addition, commencing with fiscal year 2011, Mr. Luttrell has been eligible to receive an annual incentive compensation award with a target payment equal to 75% (and a maximum payment of 100%) of his salary during each fiscal year, subject to the terms and conditions of the Company's annual bonus plan and further subject to certain targets or criteria reasonably determined by the Board or the Compensation Committee. Mr. Luttrell received, pursuant to his employment agreement, grants of restricted stock and stock options covering 350,000 and 700,000 shares, respectively, under the Company's 2011 Omnibus Stock Incentive Plan, and will participate in the benefit plans that the Company maintains for its executive officers and receive certain other standard benefits (including, without limitation, relocation expenses and reimbursement of travel and business-related expenses). See "Potential Payments upon Termination or Change of Control" for additional information regarding Mr. Luttrell's employment agreement.

Glenn A. Weinman, Executive Vice President, General Counsel and Secretary

        In February 2009, Glenn A. Weinman joined the Company as Senior Vice President, General Counsel and Secretary. In connection with Mr. Weinman's appointment as Senior Vice President, General Counsel and Secretary, the Company and Mr. Weinman entered into an employment agreement, pursuant to which Mr. Weinman will serve as the Company's General Counsel and Secretary for an initial two-year term, commencing on February 17, 2009, which term will automatically extend for successive one-year periods unless terminated by the Company on at least 90 days written notice prior to the expiration of the then-current term. Mr. Weinman's employment agreement also provides that he will be eligible for stock and stock option grants under the Company's 2011 Omnibus Stock Incentive Plan, as may be determined by the Compensation Committee, and will participate in the benefit plans that the Company maintains for its executive officers and receive certain other standard benefits (including, without limitation, vacation benefits and reimbursement of travel and business-related expenses, dues and fees). See "Potential for Payments upon Termination or Change of Control" for additional information regarding Mr. Weinman's employment agreement.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	700,000	$0.815	10,560,000
Equity compensation plans not approved by stockholders	—	—	—
Total	700,000	$0.815	10,560,000

GRANTS OF PLAN-BASED AWARDS

        The following table presents information regarding grants of plan-based awards for our Named Officers during the fiscal year ended December 31, 2012.

												All Other Stock Awards: Number of Shares of Stocks or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
				Estimated Future Payments Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards							Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Approval Date	Grant Date		Threshold ($)	Target ($)		Maximum ($)	Threshold ($)	Target ($)		Maximum ($)
(a)		(b)		(c)	(d)		(e)	(f)	(g)		(h)	(i)		(j)	(k)	(l)
Dov Charney	3/1/12	3/31/13		—	1,200,000	(1)	—	—	—		—	—		—	—	5,625,000
	3/1/12	3/1/12	(2)	—	—		—	—	—		—	7,500,000	(3)	—	—	—
	4/26/11	7/12/11		—	—		—	—	6,854,003	(4)	—	—		—	—	—
John J. Luttrell	3/31/11	3/1/12		—	312,000	(5)	—	—	—		—	—		—	—	—
	3/1/12	3/1/12	(6)	—	—		—	—	—		—	75,000		—	—	56,250
Martin Bailey	3/31/11	3/1/12		—	234,000	(7)	—	—	—		—	—		—	—	—
Glenn A. Weinman	3/1/12	3/1/12		—	292,500	(8)	—	—	—		—	—		—	—	—
	3/1/12	3/1/12	(6)	—	—		—	—	—		—	60,000		—	—	45,000
	4/25/12	4/25/12	(6)	—	—		—	—	—		—	250,000		—	—	250,000
Adrian Taylor	3/1/12	3/31/12		—	114,500	(9)	—	—	—		—	—		—	—	—
	3/1/12	3/1/12	(6)	—	—		—	—	—		—	40,000		—	—	30,000

(1)
Actual bonus payment approved by the Compensation Committee of the Board of Directors on March 8, 2013 for the performance period from January 1, 2012 through December 31, 2012 was $1,199,655.

(2)
Performance shares granted under Mr. Charney's 2012 employment agreement.

(3)
Pursuant to Mr. Charney's 2012 employment agreement he received the right to receive 7,500,000 shares of stock, in three equal annual installments, if certain EBITDA targets are met. The entire amount of the 7,500,000 shares to be received pursuant to such rights is treated as stock that has been awarded for purposes of reporting the grants here, but Mr. Charney will receive shares unless and until each applicable EBITDA target is achieved.

(4)
October 16, 2012 amendment to anti-dilution rights granted under the April 27, 2011 Purchase Agreement between American Apparel, Inc., and Dov Charney.

(5)
Actual bonus payment approved by the Compensation Committee of the Board of Directors on March 8, 2013 for the performance period from January 1, 2012 through December 31, 2012 was $332,621.

(6)
Award granted under the 2011 Omnibus Stock Incentive Plan.

(7)
Actual bonus payment approved by the Compensation Committee of the Board of Directors on March 8, 2013 for the performance period from January 1, 2012 through December 31, 2012 was $249,465.

(8)
Actual bonus payment approved by the Compensation Committee of the Board of Directors on March 8, 2013 for the performance period from January 1, 2012 through December 31, 2012 was $311,832.

(9)
Actual bonus payment approved by the Compensation Committee of the Board of Directors on March 8, 2013 for the performance period from January 1, 2012 through December 31, 2012 was $140,164.

Stock Options and Other Equity Awards

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The table below provides information about outstanding equity awards of each of our Named Officers during the fiscal year ended December 31, 2012.

OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($/Sh)	Option Expiration Date
(a)	(b)		(c)		(d)	(e)	(f)
Dov Charney	—		—		—	—	—
John J. Luttrell	350,000	(1)	350,000	(1)	—	$0.815	10/10/21
Martin Bailey	—		—		—	—	—
Glenn A. Weinman	—		—		—	—	—
Adrian Taylor	—		—		—	—	—

(1)
Represents the vested and unvested portions of the grant of options to acquire 700,000 shares, with the unvested portions vesting as to 25% of the original grant on each of January 1, 2013 and 2014.

	STOCK AWARDS
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(g)		(h)	(i)		(e)
Dov Charney	—		—	27,915,800	(1)	28,194,959
John J. Luttrell	250,000	(2)	252,500	—		—
Martin Bailey	666,667	(3)	673,333	—		—
Glenn A. Weinman	342,667	(4)	346,094	—		—
Adrian Taylor	106,667	(5)	107,734	—		—

(1)
Total amount represents (i) the right to receive 7,500,000 shares, issuable in three installments with respect to 2012, 2013 and 2014, upon the satisfaction of certain EBITDA-based performance targets, granted pursuant to the employment agreement with Mr. Charney, and (ii) 20,415,800 shares that may be granted pursuant to the Charney Anti-Dilution Provision of the Charney Purchase Agreement as further described in Proposal 3 above and Note 14 to the Company's audited consolidated financial statements for the fiscal year ended December 31, 2012, included in the Annual Report.

(2)
Unvested share total includes 87,500 shares vesting on each of January 1, 2013 and 2014, and 25,000 shares vesting on March 1, 2013, March 1, 2014 and March 1, 2015.

(3)
Unvested share total includes 333,333 shares vesting on each of November 26, 2013 and 2014.

(4)
Unvested share total includes 16,333 shares vesting on each of November 26, 2013 and 2014, and 103,333 shares vesting on March 1, 2013, March 1, 2014 and March 1, 2015.

(5)
Unvested share total includes 33,333 shares vesting on each of November 26, 2013 and 2014, and 13,333 shares vesting on March 1, 2013, March 1, 2014 and March 1, 2015.

 OPTIONS EXERCISED AND STOCK VESTED

        The table below provides information about stock vested for each of the Named Officers during the fiscal year ended December 31, 2012.

Name	Number of Shares Acquired on Exercise (#)	Value Related on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Dov Charney	—	—	—	—
John J. Luttrell	—	—	87,500	64,313
Martin Bailey	—	—	333,333	310,000
Glenn A. Weinman	—	—	16,333	15,190
Adrian Taylor	—	—	33,333	31,000

Potential Payments Upon Termination or Change of Control

        In the discussion that follows, payments and other benefits payable upon early termination are set out as if the terminations took place on December 31, 2012. In setting out such payments and benefits, amounts that had already been earned as of the termination date are not shown. Also, benefits that are available to all full-time regular employees when their employment terminates are not shown. The amounts set forth below are estimates of the amounts which could be paid out to the Named Officers upon their termination. The actual amounts to be paid out can only be determined at the time of such Named Officer's separation from the Company.

        The following are descriptions of potential payments upon termination or change of control with respect to the employment agreements of our executive officers.

Dov Charney, Chairman of the Board and Chief Executive Officer

        Mr. Charney's employment agreement provides that in the event that his employment is terminated (i) by the Company without "cause" or (ii) by Mr. Charney for "good reason," Mr. Charney will be entitled to the following: (1) a pro rata portion of his annual and long term performance bonuses for the year in which he is terminated as if 100% of the performance targets were met, (2) a payment equal to the greater of (x) annual base salary for the remainder of his employment contract or (y) two times the sum of his annual base salary and maximum annual performance bonus, (3) immediate vesting of all equity awards granted to him by the Company (other than the award which may be granted pursuant to his April 1, 2012 employment agreement) and (4) all lock-up restrictions on all of Mr. Charney's stock in the Company will immediately lapse.

        In the event of a change in control, if any payments or benefits due to Mr. Charney in connection with the change in control, including payments as a result of termination of his employment, will be subject to excise taxes as defined in his employment agreement, Mr. Charney will be entitled to a tax gross-up for all effects of the excise taxes. If a change in control had occurred as of December 31, 2012, and Mr. Charney had received the termination lump sum payments described above, he would have been entitled to a tax gross-up payment of up to approximately $14.4 million. This calculation is dependent on prior compensation as defined under applicable sections of the Internal Revenue Code.

        Upon termination of Mr. Charney's employment by the Company with "cause" or due to Mr. Charney's permanent incapacity or death, the Company will pay Mr. Charney any unreimbursed expenses then owed by the Company to Dov Charney and all accrued but unpaid wages. Mr. Charney will not be entitled to any other consideration or compensation.

        Had Mr. Charney separated from the Company as of December 31, 2012, as a result of termination without "cause" or for "good reason," he would have been entitled to a payment amounting to $6.0 million (of which $3.6 million is attributable to bonuses and $2.4 million is attributable to salary).

John J. Luttrell, Executive Vice President and Chief Financial Officer

        Mr. Luttrell's employment agreement provides that if Mr. Luttrell is terminated without "cause" or if he resigns for "good reason," the Company will pay Mr. Luttrell the following: (a) his base salary accrued through the date of such resignation or termination and, subject to entering into a release, continued payment of Mr. Luttrell's then-current base salary for a period of twelve months (the "Continuation Period"); (b) any bonus earned but not yet paid in respect of any calendar year preceding the year in which such termination or resignation occurs; and (c) any unreimbursed expenses. In addition, in such case, Mr. Luttrell and his eligible dependents will be entitled to receive, until the earlier of the last day of the Continuation Period and the date Mr. Luttrell is entitled to comparable benefits by a subsequent employer, continued participation in the Company's medical, dental and insurance plans and arrangements. If the Company elects not to extend Mr. Luttrell's term of employment, then unless Mr. Luttrell's employment has been earlier terminated, Mr. Luttrell's employment will be deemed to terminate at the end of the applicable term and the Company will pay Mr. Luttrell the amounts set forth in clauses (a) through (c) above in this paragraph.

        If Mr. Luttrell's employment terminates by reason of his death or disability, or if he is terminated for "cause" or if he resigns without "good reason" (as these terms are defined in the Employment Agreement), the Company will pay him (a) his base salary accrued through the date of such resignation or termination; (b) any unreimbursed expenses; and (c) only in the case of a termination because of his death or disability, (x) any bonus earned but not yet paid in respect of any calendar year preceding the year in which such termination of employment occurs and (y) a prorated amount of his target annual performance bonus, if any, for the calendar year in which such termination of employment occurs.

        Had Mr. Luttrell separated from the Company as of December 31, 2012, as a result of termination without "cause" or for "good reason," he would have been entitled to a payment amounting to $416,000 plus health insurance benefits, of $402 per month, for a period of 12 months after he leaves the Company, or until comparable benefits are obtained from a new employer.

Glenn A. Weinman, Executive Vice President, General Counsel and Secretary

        Mr. Weinman's employment agreement provides that if Mr. Weinman is terminated without "cause" or if he resigns for "good reason," the Company will pay Mr. Weinman the following: (a) his base salary accrued through the date of such resignation or termination and continuing for a period of one year after the date of such resignation or termination (the "Continuation Period"); (b) any bonus earned but not yet paid in respect of any calendar year preceding the year in which such termination or resignation occurs; (c) a bonus for the calendar year in which such termination or resignation occurs equal to his target annual performance bonus, if any, for such year and each subsequent calendar year included in whole or in part within the Continuation Period (prorated in the case of any partial calendar year based on the number of days included in such Continuation Period); and (d) any unreimbursed expenses and all stock and stock option grants awarded to Mr. Weinman by the Company also will become vested and exercisable. In addition, in such case, Mr. Weinman will be entitled to receive, until the earlier of the last day of the Continuation Period and the date Mr. Weinman is entitled to comparable benefits by a subsequent employer, continued participation in the Company's medical, dental and insurance plans and arrangements.

        If Mr. Weinman's employment terminates by reason of his death or disability, or if he is terminated for "cause" or if he resigns without "good reason," the Company will pay him (a) his base salary accrued through the date of such resignation or termination; (b) any bonus earned but not yet paid in respect of any calendar year preceding the year in which such termination of employment occurs; (c) only in the case of a termination because of his death or disability, a prorated amount of his target annual performance bonus for the calendar year in which such termination of employment occurs; and (d) any unreimbursed expenses. If Mr. Weinman's employment terminates by reason of his death, in lieu of the payment schedule described above, his beneficiary or estate may elect to receive a single lump sum payment equal to the present value of all such payments.

        Had Mr. Weinman separated from the Company as of December 31, 2012, as a result of termination without "cause" or for "good reason," he would have been entitled to a payment amounting to $950,269 plus health insurance benefits, of $1,226 per month, for a period of 12 months after he leaves the Company, or until comparable benefits are obtained from a new employer.

Pension Benefits and Nonqualified Defined Contribution Plans

        The Company's Named Officers did not participate in, or otherwise receive any benefits under, any pension or non-qualified defined contribution plans sponsored by the Company during 2012 or any other prior years.

BENEFICIAL OWNERSHIP OF SHARES

        The following table sets forth certain information available to the Company as of the Record Date, with respect to shares of Common Stock held by (i) our Named Officers (as defined under "Compensation Discussion and Analysis" above), (ii) each director, including the Class C Nominees, (iii) each stockholder who is known to the Company to be the beneficial owner of more than 5% of our issued and outstanding Common Stock based on statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act, and (iv) all of our current directors and executive officers as a group.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner(1)(10)	Number	Percent of Class
Dov Charney(2)	45,805,866	43%
Lion/Hollywood LLC(3)	21,606,025	20%
c/o Lion Capital (Americas) Inc.
888 Seventh Avenue
New York, NY 10019
Goodman & Company, Investment Counsel Ltd.(4)	21,206,816	20%
One Adelaide Street East, 29th Floor
Toronto, Ontario M5C 2V9 Canada
Martin Bailey(5)	1,666,667	2%
John J. Luttrell(6)	1,099,125	1%
Glenn A. Weinman(7)	471,667	*
Adrian Taylor(8)	230,087	*
Robert Greene	107,246	*
Allan Mayer(9)	106,246	*
William Mauer	143,488	*
David Danziger	66,500	*
Marvin Igelman	66,500	*
Alberto Chehebar	43,488	*
All directors, executive officers and Lion/Hollywood LLC as a group (12 persons)(11)	71,412,905	66%

(1)
This table is based upon 107,763,103 shares of Common Stock outstanding as of the Record Date and upon information supplied by officers, directors, principal stockholders and the Company's transfer agent, and contained in schedules filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the directors and executive officers in this table is c/o American Apparel, Inc., 747 Warehouse Street, Los Angeles, California 90021.

(2)
A total of 37,258,065 of these shares are subject to a lock-up agreement and cannot be sold, subject to certain exceptions, without the Company's consent, until the expiration of the restricted period under the lock-up agreement (as extended by a separate agreement entered into in March 2009) upon the earlier of (i) December 31, 2013 and (ii) the occurrence of certain events. See "Certain Relationships and Related Transactions" below for further description of the lock-up agreement.

(3)
According to the Schedule 13D filed on April 8, 2013, as of April 4, 2013, Lion held warrants exercisable to purchase a total of up to 21,606,025 shares of common stock. See

  "Certain Relationships and Related Transactions" below for further description of the warrants held by Lion.

(4)
According to the Schedule 13G filed on January 10, 2013.

(5)
Includes 666,667 unvested shares.

(6)
Includes 237,500 unvested shares and 525,000 vested options with an exercise price of $0.82.

(7)
Includes 239,334 unvested shares.

(8)
Includes 93,334 unvested shares.

(9)
1,000 shares are held by a trust established for the benefit of Mr. Mayer and his family, of which Mr. Mayer is Trustee.

(10)
If a person has the right to acquire shares of common stock subject to options and other convertible or exercisable securities, such as warrants, within 60 days of the Record Date, then such shares are deemed outstanding for purposes of computing the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The following shares of common stock subject to stock options and warrants may be acquired within 60 days of the Record Date and are included in the table above: Lion/Hollywood, L.L.C. (21,606,025 shares issuable upon exercise of the Lion Warrants, all as further described below under "Certain Relationships and Related Transactions"). For stock awards granted to our executive officers, the total number of shares of common stock granted have been included in the table above even though those stock awards may be subject to vesting. For more information, see "Stock Options and Other Equity Awards-Outstanding Equity Awards at Fiscal Year-End" contained herein.

(11)
Includes (i) 49,805,880 shares owned by our current directors and executive officers; and (ii) 1,000 shares held by a trust established for the benefit of Mr. Mayer and his family, of which Mr. Mayer is Trustee.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under its charter, the Audit Committee is charged with reviewing the Company's policies relating to the avoidance of conflicts of interest and reviewing all related party transactions that are required to be disclosed pursuant to SEC Regulation S-K, Item 404, or any successor provision. Additionally, the Audit Committee is responsible for reviewing the Company's program to monitor compliance with the Company's Code of Ethics. The Company's Code of Ethics is applicable to all directors, officers and employees and provides examples of conflict of interest situations as including, but not limited to, the following: any significant ownership interest in any supplier or customer; any consulting or employment relationship with any customer, supplier or competitor; any outside business activity that detracts from an individual's ability to devote appropriate time and attention to his or her responsibilities with the Company; the receipt of money, non-nominal gifts or excessive entertainment from any company with which the Company has current or prospective business dealings; being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any close relative; selling anything to the Company or buying anything from the Company, except on the same terms and conditions as comparable officers or directors are permitted to so purchase or sell; and any other circumstance, event, relationship or situation in which the personal interest of a person subject to the Code of Conduct interferes, or even appears to interfere, with the interests of the Company as a whole. In determining whether to approve or ratify a transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

        The following are the material transactions or agreements between the Company and related persons. The Audit Committee has approved or ratified all of these transactions. All dollar amounts in this section are in United States dollars unless stated otherwise.

Relationship with Lion

        The following descriptions of the agreements among the Company, Lion and Mr. Charney are qualified in their respective entireties by reference to the respective agreements, as filed with the SEC, and the descriptions thereof included in the Company's Current Reports on Form 8-K.

Lion Credit Agreement

        On April 4, 2013, the Company repaid all amounts owed to Lion with respect to the credit agreement with Lion, entered into on March 13, 2009 (as amended, the "Lion Credit Agreement") and pursuant to which the Company had outstanding indebtedness of $109,680,000 as of December 31, 2012. The Company continues to be a party to certain warrants and other agreements entered into in connection with the Lion Credit Agreement, as described below. For more information regarding the Lion Credit Agreement and the repayment thereof, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Debt Agreements and Other Capital Resources—Lion Credit Agreement," Note 8 to the Consolidated Financial Statements in our 2012 Annual Report on Form 10-K and the Company's current report on Form 8-K filed on April 9, 2013.

Lion Warrants

        As of March 31, 2012, Lion held warrants exerciseable at any time during their term, all expiring on February 18, 2022, for an aggregate of 21,606,025 shares of Common Stock. The exercise price of each of the Lion warrants was adjusted downward from $1.00 per share to $0.75 per share upon the failure of the Company to achieve a specified quarterly level of EBITDA, as calculated in accordance with the Lion Credit Agreement, for the period ended March 31, 2012. Such adjustment by $0.25 was approved by stockholders at the Company's 2012 Annual Meeting. The Lion warrants and the Lion

Credit Agreement, as applicable, contain anti-dilution protection provisions pursuant to which the Company is required to (i) issue new warrants to Lion in the event of certain issuances and sales of common or preferred stock (including securities convertible, exercisable or exchangeable for common or preferred stock) or a debt for equity exchange (if any such event had occurred) prior to the repayment of the obligations under the Lion Credit Agreement and (ii) reduce the exercise price of the warrants issued to Lion to the lowest issued price for any such issuance, sale or exchange, as applicable. As of December 31, 2012, the warrants held by Lion were exerciseable for an aggregate of 21,606,025 shares of Common Stock, or approximately 17% of the outstanding shares, taking into account the total number of shares outstanding following such exercise.

Voting Agreements

        In connection with the Lion Credit Agreement and the issuance of the Lion warrants, Mr. Charney and Lion entered into the an investment voting agreement, dated as of March 13, 2009, (the "2009 Investment Voting Agreement") and the Company and Lion entered into an investment agreement, dated as of March 13, 2009 (the "Investment Agreement"). Pursuant to the Investment Agreement, Lion currently has the right to designate two Investor Directors to the Board of Directors and a Board Observer. Lion's right to designate Investor Directors and a Board Observer is subject to maintaining certain minimum ownership thresholds of shares issuable under the Lion Warrant. Positions for Lion's Investor Directors and Board Observer were vacant as of the date of this Proxy Statement. See "Director Vacancies" above.

        Pursuant to the 2009 Investment Voting Agreement, for so long as Lion has the right to designate any person or persons to the Board of Directors, Mr. Charney has agreed to vote his shares of Common Stock in favor of Lion's designees, provided that Mr. Charney's obligation to so vote terminates if he owns less than 6,000,000 shares of Common Stock (which number will be adjusted appropriately to take into account any stock split, reverse stock split or similar transaction). In addition, pursuant to the 2009 Investment Voting Agreement, for so long as Lion has the right to designate any person or persons to the Board of Directors, Lion has agreed to vote its shares of Common Stock in favor of Mr. Charney each time Mr. Charney is nominated for election to the Board of Directors, provided that Lion's obligation to so vote terminates if either (i) Mr. Charney beneficially owns less than 27,900,000 shares of Common Stock (which number will be adjusted appropriately to take into account any stock split, reverse stock split or similar transaction) or (ii) (A) Mr. Charney is no longer employed on a full-time basis by the Company or any subsidiary of the Company and (B) Mr. Charney is in material breach of the non-competition and non-solicitation covenants contained in the Acquisition Agreement, as extended by a letter agreement, dated March 13, 2009, between Mr. Charney and Lion, as described below.

        Mr. Charney entered into a Voting Agreement with Lion in 2012 pursuant to which he agreed to vote his Common Stock in favor of any proposal submitted to the Company's stockholders to approve the adjustments to the Lion warrant exercise price, as described above.

Letter Agreement

        In connection with the Lion Credit Agreement and the Investment Agreement, Mr. Charney also entered into a letter agreement, dated March 13, 2009, with the Company and Lion to extend, with respect to Mr. Charney only, the time period applicable to the non-competition and non-solicitation covenants contained in Section 5.27(a) of the Acquisition Agreement from December 12, 2011 to December 31, 2013, provided that such extension period will terminate upon the earliest to occur of the trigger events described below.

        In connection with the Lion Credit Agreement and the Investment Agreement, Mr. Charney also agreed to extend until December 31, 2013 the expiration of the lock-up agreement, dated as of

December 12, 2007, pursuant to which Mr. Charney agreed not to make certain transfers of the 37,258,065 shares of Common Stock that he received pursuant to the Acquisition Agreement. The extension of the lock-up agreement will terminate upon the earliest to occur of the following trigger events: (i) (A) Lion and its affiliates beneficially own less than 4 million shares of Common Stock issued or issuable upon exercise of the Lion Warrants and (B) the loans made pursuant to the Lion Credit Agreement have been repaid in full, (ii) Mr. Charney's employment is terminated by the Company "without cause" or (iii) Mr. Charney terminates his employment with the Company for "good reason" (the terms "without cause" and "good reason" having the respective meanings set forth in the employment agreement between Mr. Charney and the Company, dated as of December 12, 2007, as amended by the employment agreement effective April 1, 2012 and as amended, supplemented or modified from time to time,).

        Notwithstanding the foregoing, in addition to any other transfers permitted under the lock-up agreement, (i) Mr. Charney has the right to transfer, in a single transaction or in multiple transactions from time to time, a number of shares of Common Stock otherwise subject to the lock-up agreement not to exceed 25% of the total number of shares of Common Stock in which Mr. Charney had a legal or beneficial interest as of December 12, 2010 and (ii) Mr. Charney has the right to pledge his right, title and interest in, to and under, in a single transaction or in multiple transactions, at any time and from time to time, an aggregate of up to five million such shares otherwise subject to the lock-up agreement.

Relationship with Dov Charney

        The Company and Mr. Charney are parties to a purchase agreement, dated March 24, 2011, pursuant to which Mr. Charney purchased from the Company an aggregate of 3,913,399 shares of Common Stock and received the right to receive a further 2,111,597 shares of Common Stock if prior to March 24, 2014 (x) the closing sale price of the Common Stock on the NYSE MKT exceeds $3.50 for 30 consecutive trading days or (y) there is a change of control of the Company, as defined in such purchase agreement.

Charney Anti-Dilution Provision

        As a condition to the investors entering into the Investor Purchase Agreement (as defined below), the Company also entered into the Charney Purchase Agreement, pursuant to which, among other things, Mr. Charney received anti-dilution rights provided under the Charney Anti-Dilution Provision, pursuant to which Mr. Charney has the right to receive a total of 20,415,800 shares of Common Stock, issuable in three equal installments, one per each measurement period set forth below, subject to meeting the applicable VWAP closing price for 60 consecutive trading days, calculated as set forth in the Charney Purchase Agreement as follows: (i) for the measurement period from April 16, 2012 to and including April 15, 2013, if the VWAP of the Common Stock during a period of 60 consecutive trading days exceeds $3.25 per share; (ii) for the measurement period from but not including April 16, 2013 to and including April 15, 2014, if the VWAP of the Common Stock during a period of 60 consecutive trading days exceeds $4.25 per share; and (iii) for the measurement period from but not including April 16, 2014 to and including April 15, 2015, the VWAP of the Common Stock during a period of 60 consecutive trading days exceeds $5.25 per share. An amendment to the Charney Purchase Agreement was entered into on October 16, 2012 by Mr. Charney and the Company which, subject to stockholder approval of Proposal 3, would extend by one year the measurement periods for Mr. Charney's anti-dilution protection provisions and would reduce the length of the corresponding stock price target periods from 60 days to 30 days, as described in further detail under "Proposal 3" above.

Personal Guarantees by Mr. Charney

        Dov Charney has personally guaranteed the obligations of American Apparel, aggregating up to $7,660,000 under five property leases.

Lease Agreement Between the Company and an Affiliate of Mr. Charney and Mr. Bailey

        American Apparel is party to an operating lease for its knitting facility with American Central Plaza, LLC. As of the date of this Proxy Statement, Dov Charney holds an 18.75% ownership interest in American Central Plaza, LLC, while Martin Bailey, the Company's Chief Manufacturing Officer, holds a 6.25% interest. The remaining members of American Central Plaza, LLC are not affiliated with the Company. The lease expired in November 2011 and was subsequently extended for the next five years on substantially the same terms. Rent expense (including property taxes and insurance payments) related to this lease was $830,000, $622,000 and $712,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

Payments to Morris Charney

        Morris Charney, Dov Charney's father ("Mr. M. Charney"), currently serves as a director of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. Day-to-day operations of these two Canadian subsidiaries are handled by other employees of these subsidiaries, none of whom performs any policy making functions for the Company. Management of American Apparel sets the policies for American Apparel and its subsidiaries as a whole. Mr. M. Charney provided the initial funding for the founding of Old American Apparel in 1998, as well as subsequent additional financing, all remaining amounts of which were repaid during 2007. Mr. M. Charney does not perform any policy making functions for the Company or any of its subsidiaries. Instead, Mr. M. Charney only provides architectural consulting services primarily for stores located in Canada and, in limited cases, in the United States. During 2012 and the current year through March 31, 2013, Mr. M. Charney was paid architectural consulting and director fees amounting to $260,000 and $62,000, respectively for his services.

Other Agreements

        The Company is also party to a purchase agreement, dated April 26, 2011 (the "Investor Purchase Agreement"), pursuant to which the purchasers thereunder have registration rights with respect to certain of the shares they acquired thereunder.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC and the NYSE MKT. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulations to furnish the Company with copies of all such forms that they file.

        Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended December 31, 2012, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the year ended December 31, 2012, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Common Stock, except that (1) the Form 4 filings with respect to the quarterly award of shares to our independent directors on July 2, 2012 were filed on July 12, 2012 as to each of our independent directors; and (2) Goodman & Company, Investment Counsel Ltd., did not file reports on Form 3, Form 4 or Form 5 during the year.

OTHER BUSINESS

        The Board of Directors knows of no other matters to be brought before the stockholders at the Annual Meeting. If other matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies as recommended by the Board of Directors or, if no recommendation is given, in their discretion in accordance with their judgment on such matters.

 INFORMATION CONCERNING STOCKHOLDER PROPOSALS

        Proposals of stockholders that are intended to be presented at our 2014 Annual Meeting of Stockholders must be received by us no later than December 28, 2013 in order to be included in the proxy statement and form of proxy relating to that annual meeting. A stockholder must have continuously held at least $2,000 in market value, or 1%, of the Company's outstanding Common Stock for at least one year by the date of submission of the proposal, and the stockholder must continue to own such stock through the date of the meeting.

        In addition, for a stockholder proposal that is not intended to be included in the Company's proxy statement for the 2014 Annual Meeting of Stockholders under the Exchange Act, written notice of the proposal, which notice must include the information required by the Bylaws, must be received by the Company's Secretary not earlier than the close of business on the 90th day prior to the 2014 Annual Meeting of Stockholders and not later than the close of business on the 60th day prior to the 2014 Annual Meeting of Stockholders. If less than 70 days' notice or prior public disclosure of the date of next year's annual meeting is given or made to stockholders, then notice of a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8 under the Exchange Act must be received no later than the close of business on the tenth day following the date on which notice of the date of such annual meeting is mailed to the stockholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first. Furthermore, receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in the proxy materials or its presentation at the 2014 Annual Meeting of Stockholders, because there are other relevant requirements in the SEC's proxy rules.

        For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided that (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.

ANNEX A

AMERICAN APPAREL, INC.
2011 OMNIBUS STOCK INCENTIVE PLAN
AS AMENDED AND RESTATED
AS OF JUNE 25, 2013

Section 1. Purpose of Plan

        The name of this plan is the American Apparel, Inc. 2011 Omnibus Stock Incentive Plan (the "2011 Plan" or the "Plan"). The purpose of the Plan is to provide an incentive to selected employees, directors, independent contractors, and consultants of the Company or its Affiliates, in order to motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing.

        On March 31, 2011 the Board (defined below) adopted the Plan, subject to the approval of the stockholders of the Company, and in connection with such adoption, took the following additional actions: the Board amended the Company's 2007 Performance Equity Plan (the "2007 Plan") to provide that (A) as of the Effective Date (as defined below) of the Plan, no new awards shall be made under the 2007 Plan, and (B) from and after the Effective Date of the Plan, any and all shares that would otherwise become available for issuance under the terms of the 2007 Plan by reason of the expiration, cancellation, forfeiture or termination of an outstanding award under such plan shall again be available for grant under the 2011 Plan as of the date of such expiration, cancellation, forfeiture or termination.

        On March 20, 2013 the Board amended and restated the Plan, as set forth herein, subject to the approval of the stockholders of the Company.

Section 2.    Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   "Administrator" means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

        (b)   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

        (c)   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

        (d)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

        (e)   "Bylaws" mean the amended and restated bylaws of the Company, as may be amended and/or restated from time to time.

        (f)    "Beneficial Owner" (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

        (g)   "Board" means the Board of Directors of the Company.

        (h)   "Cause" shall have the meaning assigned to such term in the most recent individual employment or severance agreement or Award Agreement between the Company and the Participant; provided, however, that if no such agreement exists or the agreement does not define "Cause," Cause shall mean:

            (i)  the Participant shall have failed (A) to substantially comply with the rules or policies of general application of the Company or any Subsidiary, or (B) to devote sufficient time and energy to the business and affairs of the Company or any Subsidiary (other than due to death or Disability);

           (ii)  the Participant's engagement in illegal conduct or gross misconduct that is injurious to the business or reputation of the Company or any Subsidiary;

          (iii)  the Participant's conviction of or plea of guilty or no contest to (A) a felony or (B) a misdemeanor involving dishonesty or moral turpitude;

          (iv)  the Participant shall have engaged in any fraud, embezzlement, theft or other dishonesty against the Company or any Subsidiary;

           (v)  the Participant's repeated acts of insubordination, or failure to execute the Company's plans and/or strategies; or

          (vi)  the Participant engages in any act that is intended or may reasonably be expected to harm the reputation, business, prospects or operations of the Company or any Subsidiary.

        (i)    "Certificate of Incorporation" means the amended and restated certificate of incorporation of the Company, as may be further amended and/or restated from time to time.

        (j)    "Change in Capitalization" means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

        (k)   "Change in Control" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

            (i)  any Person (other than Dov Charney and any group of which Dov Charney has control and that constitutes a Person as defined herein) is or becomes (other than in connection with a transaction described in Paragraph (iii) below) the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

           (ii)  during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including without limitation a consent solicitation, relating to the election of director of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or

          (iii)  consummation of a merger or consolidation of the Company or any Subsidiary of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent

  (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than Dov Charney and any group of which Dov Charney has control and that constitutes a Person as defined herein) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

          (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company; or

           (v)  there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred (1) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (2) with respect to any Award subject to Section 409A of the Code, unless the applicable event also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder.

        (l)    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (m)  "Committee" means any committee the Board may appoint to administer the Plan or a subcommittee thereof. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of an "outside director" within the meaning of Section 162(m) of the Code, a "non-employee director" within the meaning of Rule 16b-3 and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee's members.

        (n)   "Common Stock" means the common stock of the Company.

        (o)   "Company" means American Apparel, Inc. (or any successor corporation, except as the term "Company" is used in the definition of "Change in Control" above).

        (p)   "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

        (q)   "Deferred Stock" means the right granted pursuant to Section 9 below to receive Shares at the end of a specified deferral period or periods and/or upon attainment of specified performance objectives.

        (r)   "Disability" means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

        (s)   "Effective Date" means the date as of which this Plan is approved by the stockholders of the Company.

        (t)    "Eligible Recipient" means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator.

        (u)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (v)   "Exercise Price" means, with respect to any Award under which the holder may purchase Shares, the per share price at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.

        (w)  "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder: (i) the closing sale price of a share of Common Stock on such date on the national securities exchange on which the Company's equity securities are principally listed or traded, or, if on such date no trade was conducted, the most recent preceding date on which there was such a trade; (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; (iii) the fair market value of a share of Common Stock as determined in accordance with a method prescribed in the applicable Award Agreement; or (iv) the fair market value of a share of Common Stock as otherwise determined by the Administrator in the good faith exercise of its discretion and, as required, in compliance with Section 409A of the Code.

        (x)   "Free Standing Rights" shall have the meaning as set forth in Section 8 hereof.

        (y)   "Incentive Stock Option" or "ISO" means any Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

        (z)   "Non-Qualified Stock Option" or "NQSO" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

        (aa) "Option" means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. An Option may be either an ISO or an NQSO.

        (bb) "Other Cash-Based Award" means a cash Award granted to a Participant under Section 10 hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

        (cc) "Other Stock-Based Award" means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

        (dd) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority provided for in Section 3 below, to receive grants of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Awards,

Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

        (ee) "Performance Goals" means the criteria and objectives, determined by the Committee (or its designee, as applicable), that must be met during the applicable performance period as a condition of the Participant's receipt of payment with respect to an Award. Performance Goals may include any or all (or a specified increase in any or all) of the following: earnings (including, without limitation, gross margin, earnings before taxes (EBT), earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), net earnings, earnings per share, net sales or return on sales, total shareholder return, net revenue per employee, revenue growth, net income (before or after taxes), operating income, return on operating revenue, operating profit, return on capital, return on equity, return on assets or net assets, return on investment, cash flow, working capital, number of stores, comparable-store sales growth, earnings growth, gross revenue or revenue by pre-defined business segment, stock price (absolute or peer-group comparative), ratio of operating expenses to operating revenues, market share, overhead or other expense reduction, inventory targets, growth in stockholder value relative to various indices, including, without limitation, the S&P 500 Index or the Russell 2000 Index, implementation of Company policy, development of long-term business goals or strategic plans for the Company, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures, affiliates or joint ventures or the exercise of specific areas of management responsibility. Such Performance Goals may relate to the performance of a Company, a business unit, product line, or any combination thereof. Performance Goals may also include such objective or subjective personal Performance Goals as the Committee may, from time to time, establish; provided, however, that with respect to any Awards intended to qualify as performance-based compensation for purposes of Section 162(m), the Performance Goals applicable to such Awards shall be objective and objectively determinable within the meaning of Section 162(m) and shall be designed to satisfy all other applicable requirements of Section 162(m). The Committee (or its designee, as applicable) shall have the sole discretion to determine whether, or to what extent, Performance Goals are achieved. Each of the Performance Goals will be determined in accordance with generally accepted accounting principles, as applicable; provided that the Committee will have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or to take into account other extraordinary items and events, except to the extent that doing so would cause an Award intended to be exempt from Section 162(m) to fail to be exempt.

        (ff)  "Performance Stock" means Shares that are subject to restrictions that lapse upon the attainment of specified performance objectives and that are granted pursuant to Section 9 below.

        (gg) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        (hh) "Plan" shall have the meaning as set forth in Section 1 hereof.

        (ii)   "Related Rights" shall have the meaning as set forth in Section 8 hereof.

        (jj)   "Restricted Period" means any such period as may be set by the Administrator commencing on the date of grant of an Award, subject to the provisions of the Plan and the applicable Award Agreement, during which the Participant shall not be permitted to sell, transfer, pledge or assign shares subject to such Award granted under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service with the Company or any of its Affiliates, the Participant's death or Disability, or the occurrence of a Change in Control.

        (kk) "Restricted Stock" means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.

        (ll)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

        (mm)  "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

        (nn) "Stock Appreciation Right" means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

        (oo) "Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

Section 3.    Administration.

        (a)   The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3. The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

        (b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

            (i)  to select those Eligible Recipients who shall be Participants;

           (ii)  to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock, Other Stock-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

          (iii)  to determine the number of Shares to be covered by each Award granted hereunder;

          (iv)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such Restricted Stock or Deferred Stock shall lapse, (ii) the Performance Goals or other performance related objectives and periods applicable to Performance Stock, (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards).

           (v)  to permit a Participant to elect to defer receipt of all or any portion of the cash or shares of Common Stock that are payable under an Award and provide that such deferred amount shall be credited with an interest rate or such other rate of return as shall be specified by the Administrator, all on such terms and conditions as may be established by the Administrator; provided, however, that any such election and deferral shall comply with the requirements of Section 409A of the Code;

          (vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Stock or Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

         (vii)  to determine the Fair Market Value;

        (viii)  to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant's employment for purposes of Awards granted under the Plan;

          (ix)  to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

           (x)  to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

        (c)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.    Shares Reserved for Issuance Under the Plan.

        (a)   Subject to subsection (b) below and Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan is seventeen million five hundred thousand (17,500,000) shares.

        (b)   To the extent that (x) a Stock Option or Stock Appreciation Right expires or is otherwise terminated without being exercised, (y) any Shares subject to any award of Restricted Stock, Deferred

Stock, Performance Stock or Other Stock Based Award granted hereunder are forfeited, or (z) an award issued under the 2007 Plan, expires, or is cancelled, forfeited or terminated and the Shares subject to such Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Stock, Other Stock Based Award or other award are no longer issuable or are returned to the Company, such Shares shall again be available for issuance in connection with future Awards granted under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Deferred Stock or Performance Stock are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

        (c)   To the extent required to comply with the requirements of Section 162(m) of the Code, the aggregate number of Shares subject to Awards (other than Cash-Based Awards) awarded to any one Participant during any calendar year may not, subject to adjustment as provided in Section 5 hereof, exceed three million (3,000,000) Shares. All Shares may be made subject to Awards of ISOs.

Section 5.    Equitable Adjustments.

        In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price of Shares subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Stock, Deferred Stock, Performance Stock or Other Stock-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion, provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. No such adjustment shall be made that would cause any Award that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section, and with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Any Awards with an aggregate Exercise Price or part thereof canceled that is greater than the aggregate Fair Market Value of the shares of Common Stock subject to the Award or part thereof canceled, may be cancelled for no consideration. The Administrator's determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.    Eligibility.

        The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. Awards may be granted to Eligible Recipients; provided, however, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company or any of its Subsidiaries.

Section 7.    Options.

        (a)    General.    The grant of each Option shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including among other things the Exercise Price of the Option, the term of the Option, provisions regarding exercisability of the Option, and whether the Option granted thereunder is an ISO or an NQSO. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

        (b)    Exercise Price.    The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such Participant, the Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code) shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

        (c)    Option Term.    The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. Each Option's term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

        (d)    Exercisability.    Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

        (e)    Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

        (f)    Rights as Stockholder.    A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 14 hereof, and the Shares are delivered to the Participant.

        (g)    Termination of Employment or Service.

            (i)  Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(g)(1) shall be extended to one (1) year after the date of such termination in the event of the Participant's death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

           (ii)  Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (iii)  In the event of the termination of a Participant's employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

        (h)    Other Change in Employment Status.    An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the discretion of the Administrator.

        (i)    Annual Limit on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Subsidiary of the Company become exercisable for the first time by the Participant during any calendar year exceeds one hundred thousand dollars ($100,000) (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of one hundred thousand dollars ($100,000) shall be treated as Non-Qualified Stock Options.

Section 8.    Stock Appreciation Rights.

        (a)    General.    Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). Subject to Section 409A of the Code, in the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Exercise Price of the Stock Appreciation Right, and all other conditions of Stock Appreciation Rights.

Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

        (b)    Awards; Rights as Stockholder.    The grant of each Stock Appreciation Right shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 14 hereof, and the Shares are delivered to the Participant.

        (c)    Exercisability.

            (i)  Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

           (ii)  Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan; provided, however, that a Related Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option.

        (d)    Payment Upon Exercise.

            (i)  Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment.

           (ii)  A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

          (iii)  Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

        (e)    Termination of Employment or Service.

            (i)  Unless the applicable Award Agreement provides otherwise, in the event of the termination of employment or service of a Participant with the Company and all Affiliates thereof for any reason other than Cause, Disability, or death, (A) Free Standing Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Free Standing Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 8(e)(1) shall be extended to one (1) year after the date of such termination in the event of the Participant's death during such ninety (90) day period. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

           (ii)  Unless the applicable Award Agreement provides otherwise, in the event of the termination of employment or service of a Participant with the Company and all Affiliates thereof on account of the Disability or death of the Participant, (A) Free Standing Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Free Standing Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

          (iii)  In the event of the termination of a Participant's employment for Cause, all outstanding Free Standing Rights granted to such Participant shall expire at the commencement of business on the date of such termination.

          (iv)  In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

        (f)    Term.

            (i)  The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

           (ii)  The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 9.    Restricted Stock, Deferred Stock and Performance Stock.

        (a)    General.    Restricted Stock, Deferred Stock and Performance Stock may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock, Deferred Stock or Performance Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Stock; the Restricted Period, if any, applicable to awards of Restricted Stock, Deferred Stock or Performance Stock; the Performance Goals and/or other performance related objectives (if any) applicable to awards of Restricted Stock, Deferred Stock or Performance Stock; and all other conditions applicable to awards of Restricted Stock, Deferred Stock and Performance Stock. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock, Deferred Stock or Performance Stock, in accordance with the terms of the grant. The provisions of the Restricted Stock, Deferred Stock or Performance Stock need not be the same with respect to each Participant.

        (b)    Awards and Certificates.    The grant of each award of Restricted Stock, Deferred Stock or Performance Stock shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted Restricted Stock or Performance Stock may, in the Company's sole discretion, be issued a stock certificate in respect of such Restricted Stock or Performance Stock; and (ii) any such certificate so issued shall be registered in the name of the

Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

        The Company may require that the stock certificates, if any, evidencing Restricted Stock or Performance Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock or Performance Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

        With respect to Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such Deferred Stock may, in the Company's sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Deferred Stock Award.

        Notwithstanding anything in the Plan to the contrary, any Restricted Stock, Deferred Stock (at the expiration of the Restricted Period) or Performance Stock (whether before or after any vesting conditions have been satisfied) may, in the Company's sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

        Further, notwithstanding anything in the Plan to the contrary, with respect to Deferred Stock, at the expiration of the Restricted Period, Shares shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

        (c)    Restrictions and Conditions.    The Restricted Stock, Deferred Stock and Performance Stock granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code, thereafter:

            (i)  The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a director, independent contractor or consultant to the Company or any Affiliate thereof, or the Participant's death or Disability; provided, however, that this sentence shall not apply to any Award which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

           (ii)  Except as provided in Section 15 or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to Deferred Stock during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Deferred Stock shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the same time as dividends are paid to the Company's stockholders generally, provided that the Participant is then providing services to the Company or any Affiliate of the Company. Certificates for Shares of unrestricted Common Stock may, in the Company's sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock, Deferred Stock or Performance Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

          (iii)  The rights of Participants granted Restricted Stock, Deferred Stock or Performance Stock upon termination of employment or service as a director, independent contractor, or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

Section 10.    Other Share-Based or Cash-Based Awards.

        (a)   The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.

        (b)   With respect to a Participant that is likely to be a Covered Employee, the maximum value of the aggregate payment that any Participant may receive with respect to Other Cash-Based Awards pursuant to this Section 10 in any calendar year is four million dollars ($4,000,000) and for any performance period in excess of one year, four million dollars ($4,000,000), multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve. To the extent that the Plan is subject to Section 162(m) of the Code, no payment shall be made to a Participant that is likely to be a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish other rules applicable to the Other Stock-Based Awards and the Other Cash-Based Awards, provided, however, that in the event that the Plan is subject to Section 162(m) of the Code, such rules shall be in compliance with Section 162(m) of the Code.

Section 11.    Change in Control.

        For the purposes of this paragraph, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of the Deferred Stock or other Stock-Based Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

        Notwithstanding anything in this Section 11 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Section 12.    Amendment and Termination.

        The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the Company's stockholders would, (i) except as provided in Section 5 hereof, increase the total number of Shares, (ii) materially increase benefits provided under the Plan, (iii) materially alter the eligibility provisions of the Plan, or (iv) extend the maximum option term under Section 7(c) hereof. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of Sections 162(m) or 422 of the Code or Rule 16b-3, any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.

Section 13.    Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14.    Withholding Taxes.

        Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the federal, state and local taxes to be withheld and applied to the tax obligations. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.

Section 15.    Transfer of Awards.

        Unless otherwise determined by the Administrator or provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Any purported transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares.

Section 16.    Continued Employment.

        The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17.    Effective Date; Stockholder Approval.

        The Plan was adopted by the Board on March 30, 2011 and amended and restated by the Board on March 20, 2013. The amended and restated Plan shall become effective without further action on the date as of which this Plan is approved by the stockholders of the Company. The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within twelve (12) months after the date the Board adopts the Plan.

Section 18.    Term of Plan.

        No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 19.    Section 409A of the Code.

        The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant's separation from service (or upon the Participant's death, if earlier). Notwithstanding any provision to the contrary in this Plan, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant's termination of employment or service with the Company will be made to such Participant unless such Participant's termination of employment or service constitutes a "separation from service" (as such term is defined in Section 409A of the Code). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code.

Section 20.    Governing Law.

        The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 21.    Non-Competition.

        (a)   If a Participant's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Participant either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any Subsidiary to do business with or render services to the Participant or any business with which the Participant becomes affiliated or to which the Participant renders services or (iii) outside the Company or uses any confidential information or material of the Company or any Subsidiary in violation of the Company's policies or any agreement between the Participant and the Company or any Subsidiary, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Shares that was realized or obtained by such Participant at any time during the period beginning on the date that is six months prior to the date such Participant's employment with the Company is terminated. In such event, Participant agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Participant paid the Company for such Shares.

        (b)   The Committee may, if a Participant's employment with the Company or any Subsidiary is terminated for Cause, annul any Award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Shares that was realized or obtained by such Participant at any time during the period beginning on that date that is six months prior to the date such Participant's employment with the Company is terminated. In such event, Participant agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Participant paid the Company for such Shares.

* * * * *

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t t American Apparel, Inc. 747 Warehouse Street Los Angeles, CA 90021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of American Apparel, Inc., a Delaware corporation (the “Company”), hereby appoint(s) Dov Charney, John J. Luttrell and Glenn A. Weinman as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 at 11:00 a.m., Eastern Time, on Tuesday, June 25, 2013, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and our Annual Report for the year ended December 31, 2012 and revoke(s) any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED ACCORDING TO THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS INDICATED ON THE REVERSE SIDE AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the above meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares in person. (Continued, and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 25, 2013. This proxy statement and our 2012 Annual Report on Form 10-K are available at http://www.viewproxy.com/americanapparel/2013

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t t PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. CONTROL NUMBER To change the address on your account, please check the box at right, make changes on the left. Please note that changes to the registered name(s) on the account may not be submitted via this method. o I plan on attending the meeting o Please mark your votes like this x THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" ITEMS 2, 3 and 4. 2. To ratify the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending December 31, 2013. oFOR oAGAINST oABSTAIN 3. To approve an amendment to the Charney Purchase Agreement to (i) extend the measurement periods under the Charney Anti-Dilution Provision by one year and (ii) reduce the number of consecutive trading days for the volume-weighted average price measurements under the Charney Anti-Dilution Provision from 60 to 30 days. oFOR oAGAINST oABSTAIN 4. To approve the Amended and Restated 2011 Omnibus Stock Incentive Plan, which (i) increases the number of shares available under the plan from 10,000,000 to 17,500,000 and (ii) increases the maximum number of shares that may be awarded to any one participant in a given year from 1,500,000 to 3,000,000. oFOR oAGAINST oABSTAIN As a stockholder of American Apparel, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 24, 2013. 1. To elect Messrs. Dov Charney and Marvin Igelman to the Board of Directors, each to serve for a term of three WITH- FOR years and until his successor is duly elected and FOR HOLD ALL qualified, or such director's earlier death, resignation ALL ALL EXCEPT or removal. NOMINEES: 01. Dov Charney 02. Marvin Igelman o o o To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ______________________________________________________ ____________________________________________________ ________________________, 2013 Signature Signature (if held jointly) Date Note: Please sign exactly as your name(s) appear(s) on this Proxy. All holders must sign. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.